UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22273

Nuveen Pennsylvania Municipal Value Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report April 30, 2016

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund

NJV
Nuveen New Jersey Municipal Value Fund

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund

NPN
Nuveen Pennsylvania Municipal Value Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	11

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Report of Independent Registered Public Accounting Firm	20

Shareholder Meeting Report	21

Portfolios of Investments	22

Statement of Assets and Liabilities	54

Statement of Operations	55

Statement of Changes in Net Assets	56

Statement of Cash Flows	58

Financial Highlights	60

Notes to Financial Statements	65

Additional Fund Information	79

Glossary of Terms Used in this Report	80

Reinvest Automatically, Easily and Conveniently	82

Board Members & Officers	83

Nuveen	3

Chairman's Letter to Shareholders
Dear Shareholders,
The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level, a surprisingly weak jobs growth report in May was a disappointing sign, although not necessarily indicative of a lasting downtrend. Wages have grown slightly but not nearly enough to reinvigorate Americans' buying power. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.
Furthermore, frail economies across the rest of the world have continued to cast a shadow over the U.S. Although the European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, their economies continue to lag the U.S.'s recovery. China's policy makers have also continued to manage its slowdown but investors are still worried about where the world's second-largest economy might ultimately land. Additionally, global markets were surprised by the U.K.'s June 23, 2016 referendum vote to leave the European Union, known as "Brexit." Heightened price volatility and negative sentiment are to be expected in the near term as markets readjust and await clarity on the Brexit process and its impact on the U.K., Europe and across the world.
Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December's first and only increase thus far. While markets rallied on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to again hold rates steady.
With global economic growth still looking fairly fragile, financial markets have become more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
June 24, 2016

4	Nuveen

Portfolio Manager's Comments
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Municipal Value Fund (NPN)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Paul L. Brennan, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen New Jersey and Pennsylvania Funds. Paul assumed portfolio management responsibility for these four Funds in 2011.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended April 30, 2016?
Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes. For the first quarter of 2016, real GDP increased at an annual rate of 0.8%, as reported by the "second" estimate of the Bureau of Economic Analysis, down from 1.4% in the fourth quarter of 2015.
The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 5.0% in April 2016 from 5.4% in April 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.2% annual gain in March 2016 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.7% and 5.4%, respectively.
Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market. Pessimism about the economy's future and lackluster wage growth likely contributed to consumers' some-what muted spending. Lower energy prices and tepid wage growth also weighed on inflation during this reporting period. The Consumer Price Index CPI rose 1.1% over the twelve-month period ended April 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.1% during the same period, slightly above the Fed's unofficial longer term inflation objective of 2.0%.
Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc., (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen	5

Portfolio Manager's Comments (continued)
well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.
With the current expansion on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.
Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for "safe haven" assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling assets that carry more risk higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally.
The broad municipal bond market performed well in the twelve-month reporting period, supported by falling interest rates, a favorable supply-demand balance and generally improving credit fundamentals. Early in the reporting period, interest rates rose on the expectation that the Fed would begin to raise short-term interest rates in the latter half of 2015. However, with the Fed's first increase delayed until December and its indication of a more gradual path of increases in 2016, interest rates trended lower over the remainder of the period. Municipal market yields moved in tandem with broader interest rates, ending the reporting period below where they started. However, while the yields on intermediate- and longer-dated bonds posted sizeable declines, the yields of short-dated bonds increased slightly over the reporting period. This caused the municipal yield curve to flatten over the reporting period.
The municipal market's supply-demand balance was generally favorable over this reporting period. Over the twelve months ended April 30, 2016, municipal bond gross issuance nationwide totaled $379.4 billion, a 4.5% drop from the issuance for the twelve-month period ended April 30, 2015. Gross issuance remains elevated as issuers continue to actively and aggressively refund their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gap between gross and net issuance has been an overall positive technical factor on municipal bond investment performance.
While supply has tightened, investor demand for municipal bonds has risen. Municipal bond mutual funds reported net inflows in 2015, and the inflows for the first four months of 2016 had already exceeded 2015's total volume for the year. The bouts of height-ened volatility across other assets that carry more risk, uncertainty about the Fed's rate increases and the low to negative yields of European and Asian bonds have bolstered the appeal of municipal bonds' risk-adjusted returns and tax-equivalent yields. The municipal bond market is less directly influenced by the Fed's rate adjustments and its demand base is largely comprised of U.S. investors, factors which have helped municipal bonds deliver relatively attractive returns with less volatility than other market segments.
The fundamental backdrop also remained supportive for municipal bonds. Despite the U.S. economy's rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.

6	Nuveen

How were the economic and market environments in New Jersey and Pennsylvania during the twelve-month reporting period ended April 30, 2016?
New Jersey's economic growth has finally started to get some momentum, with job growth and payroll numbers beginning to pick up at the end of 2015. While the financial sector continues to lag, other sectors such as construction, health care and hospitality have all added jobs. The state has several characteristics that position it to do quite well, such as its proximity to New York City's extensive job market, a shoreline along the Atlantic coast that benefits a strong tourism industry and two large transportation hubs in the Port of New York and Newark and Newark airport. However, for years following the recession the state's recovery fell short of many of its peers. New Jersey had the slowest job growth rate in the northeast until the middle of 2015. As of April 2016, the state's unemployment rate registered 4.7%. The sluggishness of the state's recovery exacerbated fiscal pressures caused by growing pension, retirement health care and debt service payments. In the proposed Fiscal Year 2017 budget, expenditures on these three line items constitutes 23% of revenues. The $1.9 billion pension payment in the Fiscal Year 2017 budget proposed by Governor Christie funds only 40% of the actuarially recommended contribution. The budget also fails to appropriate a significant amount of new money for transportation capital projects and instead, all revenues generated by the state's gas tax will go to pay debt service. Maintaining and upgrading infrastructure is key to economic growth and the state has put itself at a disadvantage by overleveraging these revenues. The state has been downgraded several times in recent years and now carries an A rating with negative outlook by S&P, an A2 with negative outlook by Moody's and an A with stable outlook by Fitch. For the twelve months ending April 2016, the state issued $10.0 billion in tax-exempt debt, a year-over-year decrease of 5.6%.
Pennsylvania is facing a myriad of challenges. The commonwealth's economy continues to grow at a slow pace. Employment growth has trended below the national average, with the year-over-year change in total non-farm employment at 0.9% in the commonwealth compared to 1.9% for the U.S., as of April 2016. Yet Pennsylvania's unemployment rate of 5.3% in April 2016 was above that of the nation at 5.0%. Mining, manufacturing and the government employment sector are acting as a drag on growth, reflecting the low price of natural gas, the strong dollar and the uncertainty due to a state budget that was passed nine months late. By contrast, the leisure and hospitality sector, as well as other services industries, has outpaced overall employment growth in the state. Education and health services, which are among the more stable industries, remain the commonwealth's largest employment sector. On the fiscal front, Pennsylvania faces increasing pressure from a structurally unbalanced budget and the need for pension reform to address growing debt levels following years of underfunding and market-driven investment declines. Pennsylvania faced a $2 billion budget deficit in 2015, which it balanced with one-time items such as payment deferrals and a transfer of tobacco settlement proceeds. The 2016 budget finally passed nine months after the start of the fiscal year but failed to improve fiscal balance or address the state's growing pension obligations, thereby pushing difficult financial decisions to the fiscal 2017 budget. Currently, Pennsylvania's unfunded pension liability is estimated at $53 billion, split between the State Employees Retirement System and the Public School Employees Retirement System. As of April 2016, Pennsylvania's GO debt was rated Aa3 by Moody's and AA- by S&P and Fitch. The outlook is negative from both Moody's and Standard & Poor's. For the twelve months ended April 2016, $13.8 billion in new municipal bonds were issued in the commonwealth, a decrease of 18.2% from the previous twelve months.
What key strategies were used to manage these Funds during the twelve-month reporting period ended April 30, 2016?
The broad municipal market performed well over this reporting period. Despite New Jersey's credit woes, the New Jersey municipal market slightly outperformed the broad market during this reporting period, while Pennsylvania's municipal market performed broadly in line with the national market. Our trading activity continued to focus on pursuing the Fund's investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. The Fund's positioning emphasized intermediate and longer maturities, lower rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.

Nuveen	7

Portfolio Manager's Comments (continued)
We have also continued to be more cautious in selecting individual securities. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we've started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. We believe this shift in the marketplace merits extra vigilance on our part to ensure that every credit considered for the portfolio offers adequate reward potential for the level of risk to the bondholder.
The four Funds' overall positioning remained stable during the reporting period. We continued to overweight lower rated bonds and maintain longer durations than the market. With both states facing ongoing fiscal challenges, we continued to limit exposure to state-supported obligations in all four Funds. We added to the NJV and NJX's holdings in New Jersey State Turnpike Authority bonds and increased NQP and NPN's exposures to Pennsylvania State Turnpike Commission credits. The New Jersey Turnpike Authority and Pennsylvania State Turnpike Commission are among the largest and most active issuers in their respective states. Their revenues are generated from toll collections, which have continued to benefit from increasing traffic flow. We also emphasized opportunities at the local (county and city/township) level, where many higher rated borrowers were issuing debt that we found attractive. For example, in the Pennsylvania Funds we bought several local school district bonds from issuers throughout the state. Although the higher ratings of these local bonds offered lower yields, we believed the trade-off was worthwhile given the states' deteriorating credit outlooks, the relative underperformance of state-supported bonds and our goal to keep the Funds fully invested. For those opportunities that did have a state-backed component, we tried to mitigate that exposure where possible. For example, we bought some credits issued for New Jersey public colleges that not only receive support from the state but also charge tuition, providing a more diverse revenue stream and the ability to raise tuition prices if needed.
The New Jersey Funds also bought higher education student loan and health care revenue bonds. We should also note that the New Jersey Funds have no exposure to the debt of Atlantic City, which has been mired in financial crisis since the city's casino industry collapsed in the wake of Hurricane Sandy in 2012.
In addition to the tollroad and local school bond purchases detailed earlier, the Pennsylvania Funds invested in selected opportunities from a diverse group of sectors: housing bonds issued by the Pennsylvania Housing Finance Agency, hospital credits issued by Albert Einstein Medical Center in suburban Philadelphia, a utility bond issued by sustainable energy producer Covanta and a water bond issued by privately owned water service provider Aqua Pennsylvania.
Selling activity was muted in this reporting period, with cash for new purchases generated mainly from maturing and called bonds. We did sell some higher quality, shorter maturity credits when opportunities arose to replace them with bonds with better relative value and more attractive long-term prospects.
As of April 30, 2016, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NXJ also invested in forward interest rate swap contracts to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund's benchmark. These swaps had a negative impact on performance during this reporting period.
How did the Funds perform during the twelve-month reporting period ended April 30, 2016?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year, ten-year and since inception periods ended April 30, 2016. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification averages.
For the twelve months ended April 30, 2016, the total returns at common share NAV for NXJ and NQP exceeded the returns for their respective state's S&P Municipal Bond Index as well as the national S&P Municipal Bond Index, while NJV and NPN lagged their respective state's index and the national index. For the same period, NXJ outperformed the average return for the Lipper New Jersey Municipal Debt Funds Classification Average and NJV trailed this average, while NQP outperformed the Lipper Pennsylvania Municipal Debt Funds Classification Average and NPN underperformed this Lipper average.

8	Nuveen

Duration and yield curve positioning were among the main positive contributors to performance for the four Funds during this reporting period. Consistent with our long term strategy, these Funds tended to have longer durations than their respective states' municipal markets, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve.
Credit ratings allocations also boosted performance for the four Funds during this reporting period. The returns of lower quality bonds generally outpaced those of higher quality credits due to investor demand for higher yielding assets and a backdrop of improving credit fundamentals within certain states. The Funds' overweight allocations to the lower quality categories and underweight allocations to AAA and AA rated credits were advantageous to performance.
In addition, the use of regulatory leverage was an important positive factor affecting the performance of NXJ and NQP. One of the reasons that NJV and NPN trailed the other corresponding state Funds in this report for the twelve-month reporting period was that these two Funds do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Although we have continued to minimize the Funds' exposures to state-backed debt to the extent possible (and more so in the New Jersey Funds than in the Pennsylvania Funds), the Funds' state general obligations bonds (GOs) were detractors from performance in this reporting period. New Jersey state GOs underperformed as the market continued to penalize these bonds for credit downgrades by all three major rating agencies. Relative to the state benchmark index, the New Jersey Funds have underweight exposure to the State of New Jersey, which was generally advantageous to relative performance. However, on absolute terms, gains in NXJ and NJV were tempered by the lagging performance of the broader New Jersey municipal market.
Pennsylvania faces some of the same budgetary and pension issues as New Jersey although to a lesser degree. Amid the nine-month budget stalemate, negative outlooks from the major credit rating agencies contributed to the underperformance of Pennsylvania State GOs. The Pennsylvania Funds have less exposure to their state GOs than the New Jersey Funds have to New Jersey GOs, as Pennsylvania's municipal bond market offers a broader range of non-GO opportunities than New Jersey's market. The poorest performing market segment for the reporting period was pre-refunded bonds, which are often backed by U.S. Treasury securities. The underperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. All of these Funds had allocations of pre-refunded bonds, with the two Pennsylvania Funds having the heaviest weightings.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. Subsequent to the close of the reporting period, Puerto Rico's effort to restructure its public utility debt was struck down by the U.S. Supreme Court. All Puerto Rico debt restructuring efforts are now concentrated in Congress.
In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NXJ and NQP had limited exposure which was either insured or investment grade to Puerto Rico debt, 0.62% and 0.68%, respectively, while NJV and NPN did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.

Nuveen	9

Portfolio Manager's Comments (continued)
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. The Funds have received notification by their current municipal bond pricing service that such service has agreed to be acquired by the parent company of another pricing service, and that the transaction is under regulatory review. Thus there is an increased risk that each Fund's pricing service may change, or that the Funds' current pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund's shares.

10	Nuveen

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. NJV and NPN do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.
As of April 30, 2016, the Funds' percentages of leverage are as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Effective Leverage*	37.60%	9.08%	35.93%	2.61%
Regulatory Leverage*	31.30%	N/A	30.42%	N/A

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen	11

Fund Leverage (continued)
THE FUNDS' REGULATORY LEVERAGE
As of April 30, 2016, NXJ and NQP have issued and outstanding, Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NJV and NPN do not use regulatory leverage.

	VMTP Shares		VRDP Shares
		Shares		Shares
		Issued at		Issued at
		Liquidation		Liquidation
Fund	Series	Preference	Series	Preference	Total
NXJ	—	—	1	$81,000,000
	—	—	2	$144,300,000
	—	—	3	$88,600,000
				$313,900,000	$313,900,000
NQP	2017	$48,000,000	2	$112,500,000
	—	—	3	$105,000,000
		$48,000,000		$217,500,000	$265,500,000
Refer to Notes to Financial Statements, Note – 4 Fund Shares, Preferred Shares for further details on VMTP and VRDP Shares and each Fund's respective transactions.

12	Nuveen

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of April 30, 2016. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXJ	NJV	NQP	NPN
May 2015	$0.0680	$0.0500	$0.0690	$0.0520
June	0.0680	0.0490	0.0690	0.0520
July	0.0680	0.0490	0.0690	0.0520
August	0.0680	0.0490	0.0690	0.0520
September	0.0680	0.0490	0.0690	0.0520
October	0.0680	0.0490	0.0690	0.0520
November	0.0680	0.0490	0.0690	0.0520
December	0.0680	0.0490	0.0675	0.0520
January	0.0680	0.0490	0.0675	0.0520
February	0.0680	0.0490	0.0675	0.0520
March	0.0680	0.0490	0.0675	0.0520
April 2016	0.0680	0.0490	0.0675	0.0520
Total Monthly Per Share Distributions	$0.8160	$0.5890	$0.8205	$0.6240
Ordinary Income Distribution*	$0.0005	$0.0167	$0.0098	$0.0071
Total Distributions from Net Investment Income	$0.8165	$0.6057	$0.8303	$0.6311
Total Distributions from Long-Term Capital Gains*	$0.0081	$0.2089	$—	$—
Total Distributions	$0.8246	$0.8146	$0.8303	$0.6311
Yields
Market Yield**	5.57%	3.88%	5.43%	3.79%
Taxable-Equivalent Yield**	8.26%	5.76%	7.78%	5.43%

*	Distribution paid in December 2015.
**
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6% and 30.2% for New Jersey and Pennsylvania, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

Nuveen	13

Common Share Information (continued)
As of April 30, 2016, the Funds had positive UNII balances for tax purposes. NXJ, NJV and NPN had positive UNII balances while NQP had a negative UNII balance for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2015, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of April 30, 2016, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common shares cumulatively repurchased and retired	608,600	15,000	363,400	0
Common shares authorized for repurchase	4,285,000	155,000	3,780,000	120,000
During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NXJ	NQP
Common shares repurchased and retired	473,600	121,000
Weighted average price per common share repurchased and retired	$12.86	$13.12
Weighted average discount per common share repurchased and retired	15.38%	15.08%
OTHER COMMON SHARE INFORMATION
As of April 30, 2016, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common share NAV	$16.18	$16.32	$16.08	$16.50
Common share price	$14.66	$15.16	$14.91	$16.45
Premium/(Discount) to NAV	(9.39)%	(7.11)%	(7.28)%	(0.30)%
12-month average premium/(discount) to NAV	(14.08)%	(10.57)%	(13.04)%	(6.60)%

14	Nuveen

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NXJ.
Nuveen New Jersey Municipal Value Fund (NJV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NJV.
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NQP.
Nuveen Pennsylvania Municipal Value Fund (NPN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPN.

Nuveen	15

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
NXJ at Common Share NAV	9.85%	8.87%	6.30%
NXJ at Common Share Price	14.79%	8.86%	5.47%
S&P Municipal Bond New Jersey Index	6.14%	5.91%	4.93%
S&P Municipal Bond Index	5.16%	5.56%	4.87%
Lipper New Jersey Municipal Debt Funds Classification Average	8.16%	9.01%	6.24%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	145.1%
Common Stocks	0.1%
Other Assets Less Liabilities	0.4%
Net Assets Plus VRDP Shares, at Liquidation Preference	145.6%
VRDP Shares, at Liquidation Preference	(45.6)%
Net Assets	100%

Portfolio Composition (% of total investments)[1]
Tax Obligation/Limited	22.3%
Transportation	17.5%
Health Care	16.8%
Education and Civic Organizations	10.8%
U.S. Guaranteed	9.9%
Tax Obligation/General	5.2%
Other	17.5%
Total	100%

Credit Quality (% of total investment exposure)[1]
AAA/U.S. Guaranteed	14.3%
AA	38.1%
A	31.8%
BBB	8.4%
BB or Lower	6.7%
N/R (not rated)	0.6%
N/A (not applicable)	0.1%
Total	100%
1 Excluding investments in derivatives.

16	Nuveen

NJV
Nuveen New Jersey Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
NJV at Common Share NAV	4.57%	7.39%	7.11%
NJV at Common Share Price	8.70%	7.62%	5.66%
S&P Municipal Bond New Jersey Index	6.14%	5.91%	5.74%
S&P Municipal Bond Index	5.16%	5.56%	5.63%
Lipper New Jersey Municipal Debt Funds Classification Average	8.16%	9.01%	6.69%
Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	106.5%
Common Stocks	2.0%
Other Assets Less Liabilities	(2.6)%
Net Assets Plus Floating Rate Obligations	105.9%
Floating Rate Obligations	(5.9)%
Net Assets	100%

Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.5%
Health Care	19.8%
Education and Civic Organizations	13.7%
Transportation	10.5%
Tax Obligation/General	8.5%
Housing/Multifamily	7.1%
Other	13.9%
Total	100%

Credit Quality (% of total investment exposure)
AAA	4.0%
AA	38.3%
A	33.7%
BBB	16.3%
BB or Lower	4.7%
N/R (not rated)	1.2%
N/A (not applicable)	1.8%
Total	100%

Nuveen	17

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
NQP at Common Share NAV	8.46%	8.61%	6.35%
NQP at Common Share Price	14.21%	9.12%	7.21%
S&P Municipal Bond Pennsylvania Index	5.23%	5.70%	5.01%
S&P Municipal Bond Index	5.16%	5.56%	4.87%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.09%	8.58%	5.93%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	145.6%
Other Assets Less Liabilities	2.9%
Net Assets Plus Floating Rate Obligations, VMTP Shares, at Liquidation Preference &VRDP Shares, at Liquidation Preference	148.5%
Floating Rate Obligations	(4.8)%
VMTP Shares, at Liquidation Preference	(7.9)%
VRDP Shares, at Liquidation Preference	(35.8)%
Net Assets	100%

Portfolio Composition (% of total investments)
Tax Obligation/General	20.1%
Health Care	19.1%
Education and Civic Organizations	13.3%
U.S. Guaranteed	9.5%
Tax Obligation/Limited	8.0%
Water and Sewer	7.1%
Transportation	6.4%
Utilities	5.5%
Other	11.0%
Total	100%

Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	10.3%
AA	45.6%
A	30.8%
BBB	7.4%
BB or Lower	3.4%
N/R (not rated)	2.5%
Total	100%

18	Nuveen

NPN
Nuveen Pennsylvania Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
NPN at Common Share NAV	4.82%	6.88%	6.81%
NPN at Common Share Price	10.09%	8.37%	6.31%
S&P Municipal Bond Pennsylvania Index	5.23%	5.70%	5.67%
S&P Municipal Bond Index	5.16%	5.56%	5.63%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.09%	8.58%	6.42%
Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.2%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Portfolio Composition (% of total investments)
Health Care	17.6%
Tax Obligation/Limited	13.2%
Tax Obligation/General	10.6%
U.S. Guaranteed	10.5%
Water and Sewer	10.2%
Long-Term Care	6.2%
Transportation	6.1%
Utilities	6.0%
Education and Civic Organizations	5.9%
Housing/Multifamily	5.3%
Other	8.4%
Total	100%

Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	10.3%
AA	45.6%
A	30.8%
BBB	7.4%
BB or Lower	3.4%
N/R (not rated)	2.5%
Total	100%

Nuveen	19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Nuveen New Jersey Dividend Advantage Municipal Fund
Nuveen New Jersey Municipal Value Fund
Nuveen Pennsylvania Investment Quality Municipal Fund
Nuveen Pennsylvania Municipal Value Fund:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Municipal Value Fund (the "Funds") as of April 30, 2016, and the related statements of operations and cash flows (Nuveen New Jersey Dividend Advantage Municipal Fund and Nuveen Pennsylvania Investment Quality Municipal Fund) for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. The statements of changes in net assets and the financial highlights for the periods presented through April 30, 2014, were audited by other auditors whose report dated June 25, 2014, expressed an unqualified opinion on those statements and those financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of April 30, 2016, the results of their operations and their cash flows (Nuveen New Jersey Dividend Advantage Municipal Fund and Nuveen Pennsylvania Investment Quality Municipal Fund) for the year then ended and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
June 27, 2016

20	Nuveen

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 17, 2015 for NXJ, NJV, NQP and NPN; at this meeting the shareholders were asked to elect Board Members.

	NXJ		NJV	NQP		NPN
	Common and			Common and
	Preferred			Preferred
	shares voting			shares voting
	together	Preferred	Common	together	Preferred	Common
	as a class	Shares	Shares	as a class	Shares	Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	36,124,311	—	1,407,766	31,037,164	—	1,061,517
Withhold	1,848,199	—	30,370	1,094,658	—	40,464
Total	37,972,510	—	1,438,136	32,131,822	—	1,101,981
William C. Hunter
For	—	2,304	—	—	2,145	—
Withhold	—	—	—	—	—	—
Total	—	2,304	—	—	2,145	—
William J. Schneider
For	—	2,304	1,407,766	—	2,145	1,061,517
Withhold	—	—	30,370	—	—	40,464
Total	—	2,304	1,438,136	—	2,145	1,101,981
Thomas S. Schreier, Jr.
For	36,117,157	—	1,407,766	31,101,254	—	1,058,487
Withhold	1,855,353	—	30,370	1,030,568	—	43,494
Total	37,972,510	—	1,438,136	32,131,822	—	1,101,981

Nuveen	21

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 145.1% (99.9% of Total Investments)
	Consumer Discretionary – 0.4% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$1,720	5.000%, 1/01/32	7/16 at 100.00	Caa1	$1,336,199
1,485	5.125%, 1/01/37	7/16 at 100.00	Caa1	1,163,379
3,205	Total Consumer Discretionary			2,499,578
	Consumer Staples – 5.6% (3.9% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,370	4.500%, 6/01/23	6/17 at 100.00	BB	3,429,110
32,225	4.750%, 6/01/34	6/17 at 100.00	B–	30,432,001
4,890	5.000%, 6/01/41	6/17 at 100.00	B–	4,652,982
40,485	Total Consumer Staples			38,514,093
	Education and Civic Organizations – 15.6% (10.8% of Total Investments)
1,760	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A	2,051,808
2,025	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	2,552,695
2,455	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 16.963%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	3,979,064
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
2,475	5.000%, 7/01/38	7/23 at 100.00	AA–	2,838,627
3,250	5.000%, 7/01/43	7/23 at 100.00	AA–	3,695,737
250	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.000%, 7/01/27	7/17 at 100.00	BBB–	259,010
1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	1,164,944
5,000	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2014A, 5.000%, 7/01/44	No Opt. Call	AA–	5,747,150
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2015D:
2,395	5.000%, 7/01/31	7/25 at 100.00	AA–	2,882,981
1,600	5.000%, 7/01/33	7/25 at 100.00	AA–	1,910,080
1,000	5.000%, 7/01/34	7/25 at 100.00	AA–	1,188,410
5,955	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	6,715,156
	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C:
1,500	5.250%, 7/01/32	7/20 at 100.00	A2	1,645,560
1,000	5.375%, 7/01/41	7/20 at 100.00	A2	1,089,990
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2007E, 5.000%, 7/01/33	No Opt. Call	AAA	1,050,650
4,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 2015-XF0099, 12.848%, 7/01/19 (IF)	No Opt. Call	AAA	6,331,918
4,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 2015-XF0149, 13.078%, 7/01/44 (IF) (4)	No Opt. Call	AAA	6,400,960

22	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B:
$550	5.000%, 7/01/37	7/22 at 100.00	A	$622,792
1,050	5.000%, 7/01/42	7/22 at 100.00	A	1,179,748
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
1,120	5.000%, 7/01/32	7/21 at 100.00	BBB	1,237,264
740	5.000%, 7/01/37	7/21 at 100.00	BBB	807,051
1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C, 5.000%, 7/01/35	7/25 at 100.00	A	1,393,236
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D:
675	5.000%, 7/01/38	7/23 at 100.00	A	774,171
1,935	5.000%, 7/01/43	7/23 at 100.00	A	2,200,385
4,560	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2015C, 5.000%, 7/01/40	7/25 at 100.00	A+	5,184,492
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A:
200	5.000%, 7/01/18	No Opt. Call	AA–	216,334
1,000	5.000%, 7/01/19	No Opt. Call	AA–	1,113,610
2,815	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	3,030,404
1,145	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	1,204,654
960	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	1,051,709
1,590	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	1,806,097
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A:
5,085	4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	5,563,600
1,725	4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,892,739
500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	555,265
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A, 3.750%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,052,030
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A:
5,000	4.000%, 12/01/28 (Alternative Minimum Tax)	12/24 at 100.00	AA	5,280,850
2,575	4.000%, 12/01/30 (Alternative Minimum Tax)	12/24 at 100.00	AA	2,703,209
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151:
1,400	11.074%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	1,751,568
1,250	11.142%, 12/01/24 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	1,510,950
850	11.572%, 12/01/25 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	1,012,350
250	11.997%, 12/01/26 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	302,030
2,500	12.987%, 12/01/27 (Alternative Minimum Tax) (IF) (4)	12/23 at 100.00	AA	3,108,800
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, 18.578%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	2,879,760
575	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A1	663,838
2,300	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	2,620,850
2,170	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 17.081%, 5/01/21 (IF) (4)	No Opt. Call	AA–	3,527,943
89,820	Total Education and Civic Organizations			107,752,469

Nuveen	23

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Financials – 1.7% (1.1% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
$8,700	5.750%, 10/01/21	No Opt. Call	Ba2	$9,471,516
1,500	6.500%, 4/01/28	No Opt. Call	Ba2	1,855,995
10,200	Total Financials			11,327,511
	Health Care – 24.4% (16.8% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
175	5.000%, 2/15/25	No Opt. Call	BBB+	209,036
220	5.000%, 2/15/26	No Opt. Call	BBB+	260,693
1,320	5.000%, 2/15/27	No Opt. Call	BBB+	1,553,244
1,385	5.000%, 2/15/28	No Opt. Call	BBB+	1,618,511
1,385	5.000%, 2/15/29	No Opt. Call	BBB+	1,610,146
2,500	5.000%, 2/15/32	2/24 at 100.00	BBB+	2,862,875
3,040	5.000%, 2/15/33	No Opt. Call	BBB+	3,467,576
145	5.000%, 2/15/34	No Opt. Call	BBB+	165,069
1,950	5.000%, 2/15/35	No Opt. Call	BBB+	2,215,551
6,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	7,212,823
5,110	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	5,534,232
2,500	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 17.760%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	3,737,700
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
2,000	6.000%, 7/01/26	7/21 at 100.00	BB+	2,194,880
2,500	6.250%, 7/01/35	7/21 at 100.00	BB+	2,718,925
2,050	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	2,196,698
1,140	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	A–	1,348,164
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
3,125	5.250%, 7/01/31	7/23 at 100.00	BBB	3,527,188
1,560	5.500%, 7/01/43	7/23 at 100.00	BBB	1,776,996
10,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A–	11,365,800
3,765	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	3,898,017
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A:
2,055	5.000%, 7/01/45	7/24 at 100.00	A	2,340,460
3,295	4.000%, 7/01/45	7/24 at 100.00	A	3,424,164
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
4,140	3.750%, 7/01/27	No Opt. Call	A3	4,350,146
3,375	5.000%, 7/01/31	7/22 at 100.00	A3	3,790,024
1,500	5.000%, 7/01/37	7/22 at 100.00	A3	1,656,705
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/18 at 100.00	A+	3,570,000
3,000	5.000%, 7/01/26	7/22 at 100.00	A+	3,544,950
2,500	5.000%, 7/01/27	7/22 at 100.00	A+	2,935,800
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A+	1,673,750

24	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007:
$7,605	5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	$8,132,787
2,280	5.000%, 7/01/38	7/18 at 100.00	AA	2,448,355
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
830	5.000%, 7/01/32	7/26 at 100.00	Baa2	994,290
1,055	5.000%, 7/01/33	7/26 at 100.00	Baa2	1,258,657
340	5.000%, 7/01/34	7/26 at 100.00	Baa2	404,308
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
4,235	5.000%, 7/01/39	7/24 at 100.00	A	4,843,019
5,955	5.000%, 7/01/43	7/24 at 100.00	A	6,798,347
3,945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	4,662,122
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
1,620	5.000%, 7/01/25 – RAAI Insured	7/16 at 100.00	AA	1,623,434
2,885	5.000%, 7/01/35 – RAAI Insured	7/16 at 100.00	AA	2,889,501
7,670	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A–	8,924,965
3,480	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	A–	3,578,206
5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	5,490,100
2,345	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A–	2,420,579
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
670	5.000%, 7/01/25	7/16 at 100.00	A2	674,623
8,780	5.000%, 7/01/36	7/16 at 100.00	A2	8,827,675
3,575	5.000%, 7/01/46	7/16 at 100.00	A2	3,592,124
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
5,055	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	5,390,804
3,910	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	4,470,459
3,750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	6/16 at 100.00	A1	3,856,950
151,270	Total Health Care			168,041,428
	Housing/Multifamily – 4.0% (2.8% of Total Investments)
1,900	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48	1/25 at 100.00	BBB–	2,061,747
6,075	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	6,269,704
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
3,870	5.750%, 6/01/31	6/20 at 100.00	Baa3	4,370,352
2,100	5.875%, 6/01/42	6/20 at 100.00	Baa3	2,351,664
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
2,410	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA	2,550,551
1,375	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,461,900
1,375	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,454,131

Nuveen	25

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$2,280	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA–	$2,349,677
4,870	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015B, 1.000%, 11/01/17	No Opt. Call	AA–	4,882,808
26,255	Total Housing/Multifamily			27,752,534
	Housing/Single Family – 3.3% (2.2% of Total Investments)
	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A:
10,000	4.450%, 10/01/25	10/21 at 100.00	Aa2	11,002,400
10,000	4.650%, 10/01/29	4/21 at 100.00	Aa2	10,844,900
600	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	606,546
20,600	Total Housing/Single Family			22,453,846
	Industrials – 0.2% (0.1% of Total Investments)
1,340	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999-99A, 2.125%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	A–	1,361,494
	Long-Term Care – 1.9% (1.3% of Total Investments)
5,255	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	5,536,090
510	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	535,735
5,000	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	5,460,250
1,410	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	1,573,461
12,175	Total Long-Term Care			13,105,536
	Tax Obligation/General – 7.5% (5.2% of Total Investments)
2,225	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	2,568,807
825	Elizabeth, Union County, New Jersey, General Obligation Bonds, General Improvement Series 2014, 3.125%, 4/01/27 – AGM Insured	4/24 at 100.00	AA	875,729
2,250	Freehold Regional High School District, Monmouth County, New Jersey, General Obligation Bonds, Refunding Series 2001, 5.000%, 3/01/17 – FGIC Insured	No Opt. Call	AA+	2,330,438
690	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA–	716,006
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,226,346
	Medford Township Board of Education, Burlington County, New Jersey, General Obligation Bonds, Refunding Series 2015:
710	5.000%, 3/01/22	No Opt. Call	Aa2	847,406
755	5.000%, 3/01/24	No Opt. Call	Aa2	929,239
1,975	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	2,303,304
2,280	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA–	2,674,166
760	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AA+	880,946

26	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
$465	5.000%, 9/01/28	9/22 at 100.00	A+	$541,925
610	5.000%, 9/01/29	9/22 at 100.00	A+	709,088
300	5.000%, 9/01/31	9/22 at 100.00	A+	347,514
250	3.625%, 9/01/34	9/22 at 100.00	A+	261,010
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016:
1,000	3.000%, 9/01/32	9/25 at 100.00	AA	1,013,150
1,000	3.000%, 9/01/33	9/25 at 100.00	AA	1,011,540
1,650	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	1,937,133
6,175	Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2015A, 4.000%, 8/01/19 (4)	No Opt. Call	Aaa	6,799,540
	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014:
740	3.000%, 9/01/17	No Opt. Call	AA	762,096
400	5.000%, 9/01/22	No Opt. Call	AA	486,956
	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2015:
1,595	5.000%, 2/15/32	2/25 at 100.00	AA–	1,910,778
1,000	5.000%, 2/15/34	2/25 at 100.00	AA–	1,189,280
1,395	5.000%, 2/15/35	2/25 at 100.00	AA–	1,650,620
4,260	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	4,902,536
5,165	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covanta Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	5,767,187
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	2,828,646
1,485	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured	No Opt. Call	A2	1,910,423
1,435	West Deptford Township, Gloucester County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 9/01/28 – BAM Insured	9/24 at 100.00	AA	1,607,530
635	West Deptford Township, Gloucester County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – AGM Insured	7/17 at 100.00	AA	665,016
100	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2010, 5.000%, 7/15/19	No Opt. Call	AA+	112,764
45,745	Total Tax Obligation/General			51,767,119
	Tax Obligation/Limited – 32.4% (22.3% of Total Investments)
3,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	4,965,484
4,175	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	5,181,551
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	2,396,130
3,015	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	3,874,365
5,120	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AA	5,630,106
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
5,005	5.250%, 1/01/36	1/22 at 100.00	A	5,657,802
3,020	5.125%, 1/01/42	1/22 at 100.00	A	3,353,136
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	A	569,110

Nuveen	27

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,110	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	$1,134,464
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016:
3,110	5.000%, 5/01/46 (WI/DD, Settling 5/17/16)	5/26 at 100.00	AA	3,644,796
3,745	5.250%, 5/01/51 (WI/DD, Settling 5/17/16)	5/26 at 100.00	AA	4,469,058
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
310	5.000%, 6/15/21	No Opt. Call	BBB+	345,935
6,400	5.000%, 6/15/25	6/22 at 100.00	BBB+	7,000,640
3,480	5.000%, 6/15/26	6/22 at 100.00	BBB+	3,781,368
7,945	5.000%, 6/15/28	No Opt. Call	BBB+	8,571,225
415	5.000%, 6/15/29	No Opt. Call	BBB+	446,013
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
440	5.125%, 6/15/27	6/17 at 100.00	Baa3	452,118
740	5.125%, 6/15/37	6/17 at 100.00	Baa3	755,547
5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26	6/24 at 100.00	A–	5,494,700
6,385	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014UU, 5.000%, 6/15/27	6/24 at 100.00	A–	6,979,890
12,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015WW, 5.250%, 6/15/40	6/25 at 100.00	A–	13,146,720
1,805	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A–	1,932,812
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
2,120	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AA–	2,132,550
3,750	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AA–	3,772,013
33,295	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A–	17,353,687
8,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A–	9,291,105
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
21,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	10,737,510
34,855	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	16,999,481
30,310	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	14,115,064
9,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	AA–	9,266,940
7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A–	7,911,150
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A–	7,895,440
3,860	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36	5/25 at 100.00	AA	4,008,108
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
865	5.000%, 5/01/21	No Opt. Call	Aa3	1,023,926
4,560	3.500%, 5/01/35	5/22 at 100.00	Aa3	4,707,242
2,640	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	CC	2,357,467
2,500	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, County College Facility Project, Series 2014B, 5.000%, 2/01/20	No Opt. Call	AA+	2,861,825

28	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019:
$285	23.241%, 5/01/28 (IF) (4)	No Opt. Call	Aa1	$741,812
285	23.319%, 5/01/29 (IF) (4)	No Opt. Call	Aa1	754,053
200	23.319%, 5/01/30 (IF) (4)	No Opt. Call	Aa1	541,400
370	23.078%, 5/01/31 (IF) (4)	No Opt. Call	Aa1	1,008,668
385	23.204%, 5/01/32 (IF) (4)	No Opt. Call	Aa1	1,070,108
400	23.208%, 5/01/33 (IF) (4)	No Opt. Call	Aa1	1,113,272
415	23.319%, 5/01/34 (IF) (4)	No Opt. Call	Aa1	1,154,675
3,975	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 16.794%, 3/01/34 (IF) (4)	No Opt. Call	AA+	8,789,560
3,550	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	3,907,769
261,715	Total Tax Obligation/Limited			223,297,795
	Transportation – 25.3% (17.5% of Total Investments)
5,550	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	7/16 at 100.00	AA–	5,568,704
2,400	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	2,720,784
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
1,285	5.000%, 1/01/34	1/24 at 100.00	A1	1,513,859
5,890	4.125%, 1/01/39	1/24 at 100.00	A1	6,406,200
7,800	5.000%, 1/01/44	1/24 at 100.00	A1	9,006,192
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
440	3.000%, 7/01/27 – BAM Insured	7/25 at 100.00	AA	462,431
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,099,850
2,820	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	3,084,826
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A:
2,115	5.000%, 7/01/24	7/22 at 100.00	A1	2,542,886
1,105	5.000%, 7/01/25	7/22 at 100.00	A1	1,319,945
650	4.000%, 7/01/26	7/22 at 100.00	A1	722,735
625	4.000%, 7/01/27	7/22 at 100.00	A1	689,588
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E:
1,000	5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	1,127,250
5,000	5.000%, 1/01/40	1/20 at 100.00	A	5,626,700
7,035	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	8,202,247
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,800	5.000%, 1/01/24	No Opt. Call	A–	2,068,830
1,635	5.000%, 1/01/25	No Opt. Call	A–	1,876,048
1,350	5.000%, 1/01/26	No Opt. Call	A–	1,537,934
3,595	5.000%, 1/01/27	No Opt. Call	A–	4,084,891
5,555	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB	6,342,977
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/16 at 100.00	BB–	1,117,920
1,800	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	1,997,766
2,250	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	2,586,038

Nuveen	29

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
$6,000	5.000%, 9/15/20	No Opt. Call	A	$6,724,680
5,750	5.000%, 9/15/21	No Opt. Call	A	6,554,943
8,010	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	9,264,686
3,065	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	4,053,922
7,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	8,357,475
7,620	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	9,046,235
3,625	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 16.075%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	5,842,340
2,100	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	2,365,524
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured	7/16 at 100.00	A2	2,759,185
7,225	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	8,450,071
6,700	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	6,926,929
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
19,655	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/16 at 100.00	AA–	20,090,948
12,130	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/16 at 100.00	AA–	12,444,652
155,830	Total Transportation			174,588,191
	U.S. Guaranteed – 14.4% (9.9% of Total Investments) (5)
8,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	A1 (5)	8,629,285
	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A:
3,450	5.000%, 6/15/25 (Pre-refunded 6/15/16)	6/16 at 100.00	A– (5)	3,470,045
7,005	5.000%, 6/15/26 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (5)	7,045,979
1,785	5.000%, 6/15/27 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (5)	1,795,442
930	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (5)	1,016,881
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
2,625	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	AAA	2,777,119
5,435	5.000%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	AAA	5,749,958
1,545	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	A– (5)	1,634,533
2,910	5.000%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	A– (5)	3,078,635
3,080	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	3,103,839
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
7,310	5.000%, 7/01/32 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (5)	7,680,252
6,875	5.000%, 7/01/39 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (5)	7,223,219
4,710	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA– (5)	4,746,455
25	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.000%, 12/01/17 (ETM)	No Opt. Call	N/R (5)	26,436
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B:
25	6.500%, 12/01/19 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	29,220
100	6.500%, 12/01/20 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	116,881
5	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	5,939
6,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	A1 (5)	7,188,908

30	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$2,040	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	A– (5)	$2,055,932
1,340	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35 (Pre-refunded 7/01/16)	7/16 at 100.00	A– (5)	1,350,747
85	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/46 (Pre-refunded 7/01/16)	7/16 at 100.00	N/R (5)	85,650
3,805	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	AA (5)	4,454,780
1,500	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,872,765
1,650	New Jersey Water Supply Authority, Water Supply Authority Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 (Pre-refunded 6/15/16) – NPFG Insured	6/16 at 100.00	AA (5)	1,655,726
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	14,100,293
7,580	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2007, 5.000%, 8/15/32 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (5)	8,008,346
96,995	Total U.S. Guaranteed			98,903,265
	Utilities – 2.7% (1.8% of Total Investments)
6,300	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (Alternative Minimum Tax)	7/20 at 100.00	Ba2	6,438,096
1,510	Industrial Pollution Control Financing Authority of Cape May County, New Jersey, Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	AA–	1,826,889
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
1,000	4.750%, 6/15/32 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,040,690
1,225	5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	1,280,346
5,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A+	5,662,000
2,040	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A+	2,227,639
17,075	Total Utilities			18,475,660
	Water and Sewer – 5.7% (4.0% of Total Investments)
	Bergen County Utilities Authority, New Jersey, Water Pollution Control System Revenue Bonds, Refunding Series 2014:
1,000	3.125%, 12/15/30	12/24 at 100.00	AA–	1,037,290
1,000	3.125%, 12/15/31	12/24 at 100.00	AA–	1,032,060
1,460	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012A, 5.000%, 10/01/23	No Opt. Call	A+	1,777,842
15,670	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C, 4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A+	16,326,573
1,680	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31	9/21 at 100.00	AAA	1,760,203
6,270	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 2016-XF0395, 7.026%, 9/01/21 (IF) (4)	No Opt. Call	AAA	8,185,924
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
3,820	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	4,429,328
4,000	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	4,475,160
485	Wanaque Valley Regional Sewer Authority, Passaic County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%, 9/01/18 – AMBAC Insured	No Opt. Call	A2	506,296
35,385	Total Water and Sewer			39,530,676
$968,095	Total Municipal Bonds (cost $913,185,229)			999,371,195

Nuveen	31

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016

Shares	Description (1)	Value
	COMMON STOCKS – 0.1% (0.1% of Total Investments)
	Airlines – 0.1% (0.1% of Total Investments)
19,512	American Airlines Group Inc., (6)	$676,871
	Total Common Stocks (cost $0)	676,871
	Total Long-Term Investments (cost $913,185,229)	1,000,048,066
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (45.6)% (7)	(313,900,000)
	Other Assets Less Liabilities – 0.4% (8)	2,823,197
	Net Assets Applicable to Common Shares – 100%	$688,971,263

Investments in Derivatives as of April 30, 2016
Interest Rate Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (9)	Date	(Depreciation	)
JPMorgan Chase Bank, N.A.	$58,500,000	Receive	USD-BMA	1.825%		Quarterly	9/14/16	9/14/25	$(2,816,967)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 31.4%.
(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
USD-BMA	United States Dollar-Bond Market Association
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

32	Nuveen

NJV
Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 108.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 106.5% (98.1% of Total Investments)
	Consumer Staples – 3.8% (3.5% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$150	4.750%, 6/01/34	6/17 at 100.00	B–	$141,654
870	5.000%, 6/01/41	6/17 at 100.00	B–	827,831
1,020	Total Consumer Staples			969,485
	Education and Civic Organizations – 14.8% (13.7% of Total Investments)
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A	128,238
115	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	144,968
45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 16.963%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	72,936
900	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2009A, 5.500%, 9/01/36	9/19 at 100.00	A2	1,014,282
100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	105,904
155	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	174,786
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
50	5.000%, 7/01/32	7/21 at 100.00	BBB	55,235
30	5.000%, 7/01/37	7/21 at 100.00	BBB	32,718
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	86,019
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30	6/19 at 100.00	AA	1,109,970
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	32,866
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	111,053
195	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A, 4.000%, 12/01/30 (Alternative Minimum Tax)	12/24 at 100.00	AA	204,709
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 11.074%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	125,112
200	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	227,900
25	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2016M, 3.000%, 5/01/36	5/21 at 100.00	Aa3	24,578
60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 17.081%, 5/01/21 (IF) (4)	No Opt. Call	AA–	97,547
3,290	Total Education and Civic Organizations			3,748,821
	Health Care – 21.5% (19.8% of Total Investments)
105	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/25	No Opt. Call	BBB+	125,421
100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	118,243
5	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.125%, 7/01/22	7/18 at 100.00	A+	5,452

Nuveen	33

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,000	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500, 7/01/38 – AGC Insured (UB) (4)	7/19 at 100.00	AA	$2,247,540
100	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	112,870
215	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A–	244,365
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A, 4.000%, 7/01/45	7/24 at 100.00	A	103,920
20	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011, 5.000%, 7/01/21	No Opt. Call	A+	23,520
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007:
100	5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	106,940
60	5.000%, 7/01/38	7/18 at 100.00	AA	64,430
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
25	5.000%, 7/01/32	7/26 at 100.00	Baa2	29,948
40	5.000%, 7/01/33	7/26 at 100.00	Baa2	47,722
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	A	148,664
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	118,178
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A–	81,453
750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	780,367
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A–	103,223
705	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A2	708,828
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
125	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	133,304
110	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	125,767
4,960	Total Health Care			5,430,155
	Housing/Multifamily – 7.7% (7.1% of Total Investments)
100	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48	1/25 at 100.00	BBB–	108,513
155	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	159,968
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31	6/20 at 100.00	Baa3	112,929
50	5.875%, 6/01/42	6/20 at 100.00	Baa3	55,992
1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	AA–	1,056,230
60	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA–	61,834
130	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015B, 1.000%, 11/01/17	No Opt. Call	AA–	130,342

34	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$270	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016A, 3.600%, 11/01/40 (WI/DD, Settling 5/12/16)	11/25 at 100.00	AA–	$270,000
1,865	Total Housing/Multifamily			1,955,808
	Housing/Single Family – 0.7% (0.6% of Total Investments)
165	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.500%, 10/01/29	10/21 at 100.00	Aa2	168,920
	Long-Term Care – 1.5% (1.4% of Total Investments)
160	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	168,558
15	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	15,757
140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	152,887
40	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	44,637
355	Total Long-Term Care			381,839
	Tax Obligation/General – 9.3% (8.5% of Total Investments)
100	Bloomfield Township Board of Education, Essex County, New Jersey, General Obligation Bonds, Series 2011, 3.000%, 9/01/16	No Opt. Call	A	100,745
10	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 2001, 5.375%, 10/01/16 – AGM Insured	No Opt. Call	AA	10,198
	Medford Township Board of Education, Burlington County, New Jersey, General Obligation Bonds, Refunding Series 2015:
20	5.000%, 3/01/22	No Opt. Call	Aa2	23,871
20	5.000%, 3/01/24	No Opt. Call	Aa2	24,616
150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	153,457
200	Monroe Township Board of Education of Gloucester County, New Jersey, General Obligation Bond, Refunding Series 2014, 3.000%, 3/01/17	No Opt. Call	AA–	203,964
110	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA–	129,017
20	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AA+	23,183
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016A:
310	5.000%, 9/01/29 (WI/DD, Settling 5/19/16) – BAM Insured	9/26 at 100.00	AA	381,567
130	5.000%, 9/01/39 (WI/DD, Settling 5/19/16) – BAM Insured	9/26 at 100.00	AA	154,501
500	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	587,010
30	North Bergen Township, New Jersey, General Obligation Bonds, General Improvement Series 2009, 4.000%, 2/01/17	No Opt. Call	AA–	30,739
25	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 3.000%, 9/01/17	No Opt. Call	AA	25,747
100	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	115,083
150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covanta Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	167,489
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	191,201

Nuveen	35

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$25	Washington Borough, Warren County, New Jersey, General Obligation Bonds, Series 2008, 4.500%, 3/01/17 – AGM Insured	No Opt. Call	A2	$25,769
2,070	Total Tax Obligation/General			2,348,157
	Tax Obligation/Limited – 28.7% (26.5% of Total Investments)
250	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, County Guaranteed, Refunding Series 2014, 3.000%, 8/15/16	No Opt. Call	AA	251,833
270	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	346,958
630	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	705,600
175	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016, 5.250%, 5/01/51 (WI/DD, Settling 5/17/16)	5/26 at 100.00	AA	208,835
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
250	5.000%, 6/15/25	6/22 at 100.00	BBB+	273,463
400	5.000%, 6/15/28	No Opt. Call	BBB+	431,528
700	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A–	749,567
2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A–	2,238,400
2,270	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A–	699,455
110	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019, 22.712%, 5/01/30 (IF) (4)	No Opt. Call	Aa1	292,648
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	1,064,230
8,055	Total Tax Obligation/Limited			7,262,517
	Transportation – 11.4% (10.5% of Total Investments)
250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	7/16 at 100.00	AA–	250,842
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150	4.125%, 1/01/39	1/24 at 100.00	A1	163,146
200	5.000%, 1/01/44	1/24 at 100.00	A1	230,928
300	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	A–	340,881
190	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB	216,951
80	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	91,948
325	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	375,908
765	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	839,641
315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	368,411
2,575	Total Transportation			2,878,656
	U.S. Guaranteed – 4.6% (4.2% of Total Investments) (5)
140	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	140,909
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	A– (5)	1,007,810
1,140	Total U.S. Guaranteed			1,148,719

36	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 2.5% (2.3% of Total Investments)
$270	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (Alternative Minimum Tax)	7/20 at 100.00	Ba2	$275,918
300	Industrial Pollution Control Financing Authority of Cape May County, New Jersey, Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	AA–	362,958
570	Total Utilities			638,876
$26,065	Total Municipal Bonds (cost $24,264,712)			26,931,953

Shares	Description (1)			Value
	COMMON STOCKS – 2.0% (1.9% of Total Investments)
	Airlines – 2.0% (1.9% of Total Investments)
15,008	American Airlines Group Inc., (6)			$520,628
	Total Common Stocks (cost $207,228)			520,628
	Total Long-Term Investments (cost $24,471,940)			27,452,581
	Floating Rate Obligations – (5.9)%			(1,500,000)
	Other Assets Less Liabilities – (2.6)%			(655,609)
	Net Assets Applicable to Common Shares – 100%			$25,296,972

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen	37

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 145.6% (100.0% of Total Investments)
	Consumer Staples – 0.4% (0.3% of Total Investments)
$2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$2,614,620
	Education and Civic Organizations – 19.4% (13.3% of Total Investments)
1,420	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	1,703,716
5,020	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/28	3/23 at 100.00	AA–	6,073,196
2,865	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A, 3.500%, 3/01/34	3/23 at 100.00	A	2,911,184
1,440	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,516,608
1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	1,105,711
750	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	AA	755,602
	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
1,855	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	AA	1,892,211
500	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	AA	509,085
	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 1999B:
815	0.000%, 11/01/16 – AMBAC Insured	No Opt. Call	N/R	808,602
815	0.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	789,939
815	0.000%, 11/01/18 – AMBAC Insured	No Opt. Call	N/R	770,216
815	0.000%, 11/01/19 – AMBAC Insured	No Opt. Call	N/R	750,599
5,235	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	5,954,341
2,155	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB	2,324,685
835	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	AA	861,586
1,465	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	1,606,783
	Pennsylvania Higher Educational Facilities Authority, Bryn Mawr College Revenue Bonds, Refunding Series 2014:
2,545	5.000%, 12/01/38	12/24 at 100.00	AA	3,031,833
2,080	5.000%, 12/01/44	12/24 at 100.00	AA	2,458,477
10,750	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa3	11,601,400
1,195	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	1,310,568
2,400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A	2,694,192
3,225	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	3,234,933

38	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$6,220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	AA–	$6,568,880
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	1,734,990
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB	1,090,700
320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB+	332,256
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,281,880
7,125	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50	3/25 at 100.00	A1	8,295,139
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A1	2,211,260
760	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A1	865,458
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	A3	1,079,533
4,300	5.000%, 11/01/42	11/22 at 100.00	A3	4,911,245
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36	11/25 at 100.00	A3	1,515,906
1,540	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	1,767,473
3,005	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	Aa1	3,410,945
10,600	Pennsylvania State University, General Revenue Bonds, Series 2007A, 4.500%, 8/15/36 (UB)	8/16 at 100.00	Aa1	10,703,138
554	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (4)	7/16 at 100.00	N/R	6
4,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	4,820,130
500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BB+	500,520
5,000	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	5,823,300
1,100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A–	1,241,735
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A:
1,890	5.000%, 11/01/32	11/25 at 100.00	A–	2,222,829
740	5.000%, 11/01/33	11/25 at 100.00	A–	866,288
740	4.000%, 11/01/35	11/25 at 100.00	A–	788,818
107,749	Total Education and Civic Organizations			117,697,896
	Health Care – 27.7% (19.1% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
2,170	5.000%, 4/01/25	7/16 at 100.00	B2	2,170,759
4,160	5.125%, 4/01/35	7/16 at 100.00	B2	4,160,874
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012:
4,010	5.000%, 5/15/26	5/21 at 100.00	A+	4,635,159
1,910	5.000%, 5/15/27	5/21 at 100.00	A+	2,189,968
2,000	5.000%, 5/15/28	5/21 at 100.00	A+	2,283,200

Nuveen	39

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,300	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 4.500%, 11/01/41	5/22 at 100.00	AA–	$3,514,137
4,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Refunding Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	4,587,280
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A:
705	5.000%, 11/15/41	11/25 at 100.00	A	821,579
1,485	5.000%, 11/15/46	11/25 at 100.00	A	1,719,868
1,595	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	1,771,471
3,400	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	3,825,102
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	1,664,640
3,000	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	3,201,660
850	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	888,411
6,840	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	7,763,879
500	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	501,310
4,555	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA	5,240,163
1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Ba1	1,565,307
4,200	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	AA	4,951,758
3,000	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	AA	3,551,250
7,660	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA	8,142,503
2,565	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	2,647,773
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007:
9,850	5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA	10,389,780
2,180	5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA	2,304,304
4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	4,763,944
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
6,000	5.500%, 7/01/28	7/19 at 100.00	A–	6,734,700
2,700	5.750%, 7/01/39	7/19 at 100.00	A–	3,029,562
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
365	4.000%, 1/01/25	1/22 at 100.00	A	392,076
3,000	5.000%, 1/01/41	1/22 at 100.00	A	3,282,030
1,660	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	1,699,043
3,730	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	4,234,408

40	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	$1,024,678
7,500	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	8,373,300
	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A:
1,235	5.250%, 8/15/23	8/18 at 100.00	A–	1,343,952
2,000	5.500%, 8/15/35	8/18 at 100.00	A–	2,172,620
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center Health System, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	Aa3	4,529,200
3,100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	3,483,346
2,440	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children's Hospital of Philadelphia, Tender Option Bond Trust 2015-XF0114, 12.838%, 7/01/19 (IF)	No Opt. Call	AA	3,378,107
4,650	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	5,115,418
	Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke's Hospital -Monroe Project, Series 2015A:
3,000	5.000%, 8/15/40	2/25 at 100.00	A–	3,399,870
1,300	4.000%, 8/15/45	2/25 at 100.00	A–	1,360,320
640	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	AA–	712,979
3,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	Aa3	3,428,010
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
3,130	6.875%, 8/01/31	8/21 at 100.00	A–	3,748,300
2,500	7.000%, 8/01/41	8/21 at 100.00	A–	2,990,100
3,470	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Washington Hospital Project, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	A–	3,912,321
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
325	6.250%, 1/01/31	1/21 at 100.00	AA	389,360
4,555	6.500%, 1/01/36	1/21 at 100.00	AA	5,455,797
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
1,635	5.625%, 1/01/32	1/22 at 100.00	AA	1,952,239
1,970	5.750%, 1/01/41	1/22 at 100.00	AA	2,323,674
575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	632,868
150,810	Total Health Care			168,354,357
	Housing/Multifamily – 1.5% (1.0% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	170,584
1,235	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	No Opt. Call	BBB–	1,324,352
1,900	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	2,049,492
1,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	1,406,366

Nuveen	41

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
$1,000	5.000%, 7/01/27	7/22 at 100.00	BBB+	$1,144,610
750	5.000%, 7/01/32	7/22 at 100.00	BBB+	843,352
370	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	391,638
1,760	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/17 at 100.00	Baa3	1,794,954
8,475	Total Housing/Multifamily			9,125,348
	Housing/Single Family – 6.8% (4.7% of Total Investments)
1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,368,076
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
4,595	3.300%, 10/01/32	No Opt. Call	AA+	4,721,454
2,265	3.650%, 10/01/37	No Opt. Call	AA+	2,322,146
2,300	3.700%, 10/01/42	No Opt. Call	AA+	2,404,903
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B:
2,330	3.950%, 10/01/40	10/24 at 100.00	AA+	2,387,038
3,315	4.000%, 4/01/45	10/24 at 100.00	AA+	3,400,825
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-117B:
3,290	3.900%, 10/01/35	10/24 at 100.00	AA+	3,431,602
2,465	4.050%, 10/01/40	10/24 at 100.00	AA+	2,553,987
4,490	4.150%, 10/01/45	10/24 at 100.00	AA+	4,654,693
7,185	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-118B, 4.100%, 10/01/45	4/25 at 100.00	AA+	7,490,362
2,045	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	AA+	2,077,924
1,050	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0066, 13.184%, 4/01/29 (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	1,352,148
2,455	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	2,478,691
600	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 2015-XF0109, 9.794%, 4/01/33 (IF) (5)	10/22 at 100.00	AA+	678,714
39,740	Total Housing/Single Family			41,322,563
	Industrials – 1.1% (0.7% of Total Investments)
750	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	B+	755,722
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
2,495	5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,903,107
545	5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	616,662
2,000	5.000%, 11/01/41 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,190,240
5,790	Total Industrials			6,465,731
	Long-Term Care – 5.0% (3.5% of Total Investments)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
470	5.750%, 1/01/27	1/17 at 100.00	N/R	474,780
760	5.750%, 1/01/37	1/17 at 100.00	N/R	765,586
230	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	N/R	237,059
500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	567,550

42	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
$4,380	4.000%, 1/01/33	1/25 at 100.00	BBB+	$4,471,630
5,740	5.000%, 1/01/38	1/25 at 100.00	BBB+	6,363,077
2,030	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	2,101,314
640	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	738,989
530	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne's Retirement Community, Inc., Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	552,859
370	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	380,863
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BBB–	1,323,937
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.375%, 5/01/28	5/23 at 100.00	BBB	1,124,960
1,665	5.750%, 5/01/35	5/23 at 100.00	BBB	1,892,089
1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Woods Services Project, Series 2013, 4.000%, 11/15/38	11/18 at 100.00	A–	1,520,820
2,115	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	2,361,482
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B:
1,420	5.250%, 7/01/23 – AMBAC Insured	7/16 at 100.00	BBB	1,420,000
1,550	5.250%, 7/01/26 – AMBAC Insured	7/16 at 100.00	BBB	1,523,314
2,875	5.250%, 7/01/31 – AMBAC Insured	7/16 at 100.00	BBB	2,801,693
29,025	Total Long-Term Care			30,622,002
	Materials – 1.1% (0.8% of Total Investments)
6,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	6,799,762
	Tax Obligation/General – 29.3% (20.1% of Total Investments)
3,930	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	AA–	4,597,628
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
2,780	5.250%, 12/01/32	12/23 at 100.00	AA–	3,373,919
2,000	5.250%, 12/01/33	12/23 at 100.00	AA–	2,417,940
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	AA–	2,069,917
1,285	5.000%, 12/01/34	12/24 at 100.00	AA–	1,513,422
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	AA–	5,977,761
6,025	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	6,736,311
1,950	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	AA	2,257,378
3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43	6/23 at 100.00	A3	3,459,120
	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D:
3,000	5.000%, 12/15/37	12/24 at 100.00	AA	3,505,170
1,075	5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,254,224
1,100	5.000%, 12/15/39	12/24 at 100.00	AA	1,281,566

Nuveen	43

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B:
$310	4.000%, 7/01/24	7/20 at 100.00	AA	$340,237
1,430	4.000%, 7/01/25	7/20 at 100.00	AA	1,562,518
915	4.000%, 7/01/26	7/20 at 100.00	AA	994,587
650	Cranberry Township, Pennsylvania, General Obligation Bonds, Refunding Series 2015, 3.250%, 10/01/32	10/25 at 100.00	Aa1	682,988
10,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	10,565,300
7,450	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	N/R	4,304,983
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	7,191,621
6,225	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured	11/23 at 100.00	AA	7,091,458
1,260	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	AA–	1,289,282
2,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA	2,137,120
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2015:
5,000	5.000%, 5/01/31	5/25 at 100.00	AA	6,011,350
4,000	5.000%, 5/01/32	5/25 at 100.00	AA	4,791,200
2,875	5.000%, 5/01/33	5/25 at 100.00	AA	3,430,910
2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	3,198,260
5,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/33 – AGM Insured	12/16 at 100.00	AA	5,105,700
9,665	Pennsylvania State, General Obligation Bonds, Tender Option Bonds 2015-XF0084, 11.960%, 9/01/16 (IF)	No Opt. Call	AA–	10,625,411
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA–	4,643,197
3,345	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	4,029,220
745	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	892,786
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	A+	3,103,778
6,790	5.000%, 9/01/26	9/22 at 100.00	A+	8,085,939
2,925	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA	2,971,040
	Pocono Mountain School District, Monroe County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,010	3.125%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	1,040,987
2,035	3.300%, 9/01/34 – AGM Insured	9/25 at 100.00	AA	2,100,120
2,485	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa1	2,519,740
1,000	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,077,080
11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	AA–	6,931,153
1,130	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	1,189,596
1,130	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	1,162,465
1,150	South Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014, 3.375%, 8/01/32 – BAM Insured	2/20 at 100.00	AA	1,181,039

44	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,890	State College Area School District, Centre County, Pennsylvania, General Obligation Bonds, Refunding Series 2015B, 5.000%, 5/15/23	No Opt. Call	Aa1	$2,319,370
21,000	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Philadelphia School District Project, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (5)	No Opt. Call	AA	26,722,500
163,665	Total Tax Obligation/General			177,737,291
	Tax Obligation/Limited – 11.6% (8.0% of Total Investments)
1,845	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/16 at 100.00	N/R	1,845,092
1,475	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	1,598,472
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	A	1,887,818
655	5.125%, 1/01/42	1/22 at 100.00	A	727,253
	Harrisburg Redevelopment Authority, Dauphin County, Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
1,750	0.000%, 5/01/22 – AGM Insured	5/16 at 75.56	AA	1,307,355
2,750	0.000%, 11/01/22 – AGM Insured	5/16 at 73.64	AA	2,002,055
2,750	0.000%, 5/01/23 – AGM Insured	5/16 at 71.71	AA	1,945,130
1,760	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	1,864,139
5,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	Aaa	5,039,700
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
1,755	5.500%, 12/01/34	12/20 at 100.00	AA–	2,039,942
3,900	5.000%, 12/01/38	12/19 at 100.00	AA–	4,355,208
3,180	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA–	3,680,214
7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43	12/23 at 100.00	AA–	8,144,220
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
2,650	0.000%, 12/01/37 (6)	No Opt. Call	AA–	2,279,133
4,000	0.000%, 12/01/44 (6)	No Opt. Call	AA–	3,414,800
4,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	4,498,520
5,125	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	5,621,971
2,200	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA	2,409,330
5,530	Philadelphia Authority For Industrial Development, Pennsylvania, Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30	12/25 at 100.00	A+	6,536,958
3,820	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA	4,420,580
4,225	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CC	4,338,357
455	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	460,983
67,495	Total Tax Obligation/Limited			70,417,230
	Transportation – 9.3% (6.4% of Total Investments)
3,280	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	3,691,115

Nuveen	45

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
$1,270	5.000%, 1/01/22	No Opt. Call	A–	$1,451,331
2,425	5.000%, 1/01/23	No Opt. Call	A–	2,808,271
2,310	5.000%, 1/01/24	No Opt. Call	A–	2,654,999
205	5.000%, 1/01/25	No Opt. Call	A–	235,223
3,980	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	4,568,921
12,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (6)	12/27 at 100.00	A–	14,627,932
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	No Opt. Call	A1	3,453,690
9,895	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	11,443,963
2,475	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	2,735,593
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured (6)	6/26 at 100.00	AA	2,562,220
1,865	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/20 at 100.00	A	2,109,707
2,080	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	7/16 at 100.00	AA–	2,080,062
2,250	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007, 5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	AA	2,257,628
49,135	Total Transportation			56,680,655
	U.S. Guaranteed – 13.9% (9.5% of Total Investments) (7)
25	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16 (ETM)	No Opt. Call	N/R (7)	25,741
4,100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46 (Pre-refunded 11/15/21)	11/21 at 100.00	A (7)	5,386,662
4,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (7)	5,148,360
6,505	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36 (Pre-refunded 1/01/17)	1/17 at 100.00	BBB+ (7)	6,691,498
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
3,910	5.000%, 8/01/23 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (7)	3,955,356
1,920	5.000%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (7)	1,942,272
1,875	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46 (Pre-refunded 12/01/16)	12/16 at 100.00	AA– (7)	1,925,813
3,385	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond Trust 2015-XF0064, 12.847%, 1/01/36 (Pre-refunded 1/01/22) (IF)	1/22 at 100.00	Aa3 (7)	5,552,619
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,550	5.000%, 11/01/26 (Pre-refunded 11/01/16)	11/16 at 100.00	N/R (7)	1,583,387
1,565	5.000%, 11/01/31 (Pre-refunded 11/01/16)	11/16 at 100.00	N/R (7)	1,598,710
1,050	5.000%, 11/01/36 (Pre-refunded 11/01/16)	11/16 at 100.00	N/R (7)	1,072,617
3,775	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26 (Pre-refunded 3/15/17)	3/17 at 100.00	AA– (7)	3,919,507
	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007:
200	5.000%, 9/01/23 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (7)	211,674
60	5.000%, 9/01/23 (Pre-refunded 9/01/17)	9/17 at 100.00	Aaa	63,502
1,115	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (7)	1,319,413

46	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$4,210	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa2 (7)	$4,813,630
5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 (Pre-refunded 7/01/17) – SYNCORA GTY Insured	7/17 at 100.00	N/R (7)	5,254,450
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A:
3,820	5.000%, 12/01/22 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (7)	3,835,586
6,700	5.000%, 12/01/24 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (7)	6,727,336
5,060	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA– (7)	5,156,342
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
1,550	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (7)	1,597,042
1,650	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (7)	1,701,447
385	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (7)	432,586
7,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (7)	8,290,622
2,125	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993, 6.650%, 12/01/19 (ETM)	No Opt. Call	AA+ (7)	2,367,250
1,470	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (7)	1,677,255
1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	1,909,953
76,283	Total U.S. Guaranteed			84,160,630
	Utilities – 8.1% (5.5% of Total Investments)
7,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	7,553,250
7,250	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	Ba2	7,398,480
4,000	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A+	4,524,200
2,220	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	2,151,624
4,500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	5,011,875
5,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009B, 5.000%, 11/15/40	11/19 at 100.00	AA–	5,581,450
2,735	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/29	8/25 at 100.00	A–	3,265,973
12,885	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	A–	13,544,712
46,090	Total Utilities			49,031,564
	Water and Sewer – 10.4% (7.1% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
3,325	5.000%, 12/01/40	12/25 at 100.00	A1	3,869,469
3,320	5.000%, 12/01/45	12/25 at 100.00	A1	3,818,896
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 2015-XF0123:
1,665	12.249%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA	2,514,899
825	12.238%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA	1,185,063

Nuveen	47

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2015:
$1,110	5.000%, 5/01/40	5/25 at 100.00	Aa3	$1,296,458
2,215	4.000%, 5/01/45	5/25 at 100.00	Aa3	2,374,989
	Easton, Pennsylvania, Area Joint Sewer Authority, Water and Sewer Revenue Bonds, Series 2015:
1,090	3.125%, 12/01/32 – BAM Insured	12/23 at 100.00	AA	1,117,806
705	3.125%, 12/01/33 – BAM Insured	12/23 at 100.00	AA	719,100
1,155	3.200%, 12/01/34 – BAM Insured	12/23 at 100.00	AA	1,183,182
	Findlay Township Municipal Authority, Allegheny County, Pennsylvania, Revenue Bonds, Series 2015:
390	3.125%, 12/15/32 – BAM Insured	12/20 at 100.00	AA	388,877
665	3.375%, 12/15/35 – BAM Insured	12/20 at 100.00	AA	665,618
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	3,823,966
4,420	0.000%, 12/01/35	No Opt. Call	A	2,224,940
12,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	14,370,000
1,100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	1,217,326
6,560	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	7,474,398
2,500	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A, 5.125%, 1/01/43	1/22 at 100.00	A1	2,842,125
5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, First Lien Series 2013B, 5.250%, 9/01/40	9/23 at 100.00	A	5,832,650
2,840	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	2,873,682
1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Tender Option Bond Trust 1171, 16.030%, 8/15/37 (IF) (5)	8/23 at 100.00	A+	3,067,658
60,610	Total Water and Sewer			62,861,102
$813,322	Total Long-Term Investments (cost $808,608,618)			883,890,751
	Floating Rate Obligations – (4.8)%			(29,070,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (7.9)% (8)			(48,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (35.8)% (9)			(217,500,000)
	Other Assets Less Liabilities – 2.9%			17,919,495
	Net Assets Applicable to Common Shares – 100%			$607,240,246

48	Nuveen

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 5.4%.
(9)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 24.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen	49

NPN
Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.2% (100.0% of Total Investments)
	Consumer Staples – 3.9% (3.9% of Total Investments)
$635	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$781,317
	Education and Civic Organizations – 5.8% (5.9% of Total Investments)
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	32,521
500	Lehigh County General Purpose Authority, Pennsylvania, College Revenue Bonds, Muhlenberg College Project, Series 2009, 5.250%, 2/01/39	2/19 at 100.00	A+	536,095
35	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	38,387
120	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	131,605
20	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A1	22,775
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	A3	36,683
60	5.000%, 11/01/42	11/22 at 100.00	A3	68,529
75	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	86,078
100	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	107,114
100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A–	112,885
1,075	Total Education and Civic Organizations			1,172,672
	Health Care – 17.3% (17.6% of Total Investments)
650	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	734,376
100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A, 5.000%, 11/15/46	11/25 at 100.00	A	115,816
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	39,376
600	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2009A, 5.250%, 6/01/39	6/19 at 100.00	AA	660,390
210	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	AA–	247,588
150	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	AA–	177,562
100	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	A–	112,206
5	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2009A, 5.125%, 6/01/33	6/19 at 100.00	A	5,455
200	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	223,288
100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	110,009

50	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$710	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	AA	$807,717
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.250%, 1/01/31	1/21 at 100.00	AA	119,803
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	AA	117,953
3,060	Total Health Care			3,471,539
	Housing/Multifamily – 5.2% (5.3% of Total Investments)
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	15,992
30	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	No Opt. Call	BBB–	32,170
100	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	107,868
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	54,091
800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Eva P. Mithcell Residence Project, Series 2009, 5.100%, 10/20/44	10/19 at 100.00	Aa1	840,728
995	Total Housing/Multifamily			1,050,849
	Housing/Single Family – 3.6% (3.7% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
55	3.300%, 10/01/32	No Opt. Call	AA+	56,514
25	3.650%, 10/01/37	No Opt. Call	AA+	25,631
30	3.700%, 10/01/42	No Opt. Call	AA+	31,368
130	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B, 4.000%, 4/01/45	10/24 at 100.00	AA+	133,366
315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-118B, 4.100%, 10/01/45	4/25 at 100.00	AA+	328,387
55	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	AA+	55,885
50	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0066, 13.184%, 4/01/29 (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	64,388
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0109, 9.794%, 4/01/33 (IF) (4)	10/22 at 100.00	AA+	28,280
685	Total Housing/Single Family			723,819
	Long-Term Care – 6.0% (6.2% of Total Investments)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
120	4.000%, 1/01/33	1/25 at 100.00	BBB+	122,510
135	5.000%, 1/01/38	1/25 at 100.00	BBB+	149,654
20	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	23,093
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013, 5.750%, 5/01/35	5/23 at 100.00	BBB	62,501
750	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Communities Revenue Bonds, ACTS Retirement – Life Communities, Inc. Obligated Group, Series 2009A-1, 6.250%, 11/15/29	11/19 at 100.00	A–	857,565
1,080	Total Long-Term Care			1,215,323

Nuveen	51

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 0.8% (0.8% of Total Investments)
$150	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	$158,012
	Tax Obligation/General – 10.4% (10.6% of Total Investments)
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%, 12/01/32	12/23 at 100.00	AA–	267,001
700	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	786,716
45	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	AA	52,093
115	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/39	12/24 at 100.00	AA	133,982
195	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured	11/23 at 100.00	AA	222,142
15	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	17,976
390	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A+	464,435
	Pocono Mountain School District, Monroe County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
25	3.125%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	25,767
35	3.300%, 9/01/34 – AGM Insured	9/25 at 100.00	AA	36,120
35	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa1	35,489
25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	26,318
25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	25,718
1,825	Total Tax Obligation/General			2,093,757
	Tax Obligation/Limited – 13.0% (13.2% of Total Investments)
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	27,093
120	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	135,652
550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	616,000
105	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	111,213
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
580	5.500%, 12/01/34	12/20 at 100.00	AA–	674,169
100	5.000%, 12/01/38	12/19 at 100.00	AA–	111,672
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)	No Opt. Call	AA–	86,005
750	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A+	849,270
2,330	Total Tax Obligation/Limited			2,611,074
	Transportation – 6.0% (6.1% of Total Investments)
240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	270,082
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	160,716
175	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	196,653
460	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	532,008
50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	55,265
1,065	Total Transportation			1,214,724

52	Nuveen

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 10.3% (10.5% of Total Investments) (6)
$675	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (6)	$759,463
725	Harrisburg Parking Authority, Dauphin County, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007R, 4.250%, 5/15/21 (Pre-refunded 11/15/16) – SYNCORA GTY Insured	11/16 at 100.00	N/R (6)	739,602
500	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa2 (6)	571,690
1,900	Total U.S. Guaranteed			2,070,755
	Utilities – 5.9% (6.0% of Total Investments)
750	Chester County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania Inc. Project, Series 2007A, 5.000%, 2/01/40 – FGIC Insured (Alternative Minimum Tax)	2/17 at 100.00	AA–	761,085
170	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	Ba2	173,482
100	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	96,920
125	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/30	8/25 at 100.00	A–	148,158
1,145	Total Utilities			1,179,645
	Water and Sewer – 10.0% (10.2% of Total Investments)
175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 2015-XF0123, 12.238%, 12/01/19 – AGM Insured (IF) (4)	No Opt. Call	AA	251,377
70	Easton, Pennsylvania, Area Joint Sewer Authority, Water and Sewer Revenue Bonds, Series 2015, 3.125%, 12/01/33 – BAM Insured	12/23 at 100.00	AA	71,400
30	Findlay Township Municipal Authority, Allegheny County, Pennsylvania, Revenue Bonds, Series 2015, 3.125%, 12/15/32 – BAM Insured	12/20 at 100.00	AA	29,914
200	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	229,920
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A:
750	5.250%, 1/01/32	1/19 at 100.00	A1	823,388
500	5.250%, 1/01/36	1/19 at 100.00	A1	548,785
60	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	60,712
1,785	Total Water and Sewer			2,015,496
$17,730	Total Long-Term Investments (cost $17,576,625)			19,758,982
	Other Assets Less Liabilities – 1.8%			359,094
	Net Assets Applicable to Common Shares – 100%			$20,118,076

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen	53

Statement of
	Assets and Liabilities	April 30, 2016

	New Jersey		New Jersey		Pennsylvania	Pennsylvania
	Dividend		Municipal		Investment	Municipal
	Advantage		Value		Quality	Value
	(NXJ	)	(NJV	)	(NQP )	(NPN	)
Assets
Long-term investments, at value (cost $913,185,229, $24,471,940, $808,608,618 and $17,576,625, respectively)	$1,000,048,066		$27,452,581		$883,890,751	$19,758,982
Cash	356,156		50,040		—	157,485
Receivable for:
Interest	14,645,281		376,930		12,634,256	284,315
Investments sold	—		39,484		10,207,305	15,000
Deferred offering costs	1,630,713		—		947,104	—
Other assets	387,526		376		303,409	291
Total assets	1,017,067,742		27,919,411		907,982,825	20,216,073
Liabilities
Floating rate obligations	—		1,500,000		29,070,000	—
Cash overdraft	—		—		2,871,672	—
Unrealized depreciation on interest rate swaps	2,816,967		—		—	—
Payable for:
Dividends	2,632,893		73,424		2,305,268	61,294
Investments purchased	8,014,785		1,008,623		—	—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference	—		—		48,000,000	—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference	313,900,000		—		217,500,000	—
Accrued expenses:
Management fees	495,895		12,854		433,610	9,536
Professional fees	43,921		21,332		329,887	21,295
Trustees fees	114,085		40		109,983	32
Other	77,933		6,166		122,159	5,840
Total liabilities	328,096,479		2,622,439		300,742,579	97,997
Net assets applicable to common shares	$688,971,263		$25,296,972		$607,240,246	$20,118,076
Common shares outstanding	42,584,679		1,550,036		37,754,841	1,219,352
Net asset value ("NAV") per common share outstanding	$16.18		$16.32		$16.08	$16.50
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$425,847		$15,500		$377,548	$12,194
Paid-in surplus	606,729,078		22,144,384		533,831,021	17,438,188
Undistributed (Over-distribution of) net investment income	1,655,681		109,501		(412,865)	210,729
Accumulated net realized gain (loss)	(3,885,213)		46,946		(1,837,591)	274,608
Net unrealized appreciation (depreciation)	84,045,870		2,980,641		75,282,133	2,182,357
Net assets applicable to common shares	$688,971,263		$25,296,972		$607,240,246	$20,118,076
Authorized shares:
Common	Unlimited		Unlimited		Unlimited	Unlimited
Preferred	Unlimited		N/A		Unlimited	N/A
N/A — Fund is not authorized to issue Preferred Shares.
See accompanying notes to financial statements.

54	Nuveen

Statement of
	Operations	Year Ended April 30, 2016

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Investment Income	$44,216,190		$1,193,022		$39,246,239		$996,525
Expenses
Management fees	5,923,090		155,745		5,212,388		115,287
Interest expense and amortization of offering costs	544,066		10,307		1,038,642		—
Liquidity fees	2,930,921		—		2,068,786		—
Remarketing fees	319,134		—		221,123		—
Custodian fees	103,383		14,208		95,877		12,548
Trustees fees	26,654		720		23,247		583
Professional fees	38,081		22,302		36,706		21,984
Shareholder reporting expenses	52,521		7,975		50,695		7,373
Shareholder servicing agent fees	32,538		245		59,567		163
Stock exchange listing fees	17,284		345		12,089		271
Investor relations expenses	61,346		2,579		63,996		2,214
Other	294,828		8,653		44,211		8,166
Total expenses	10,343,846		223,079		8,927,327		168,589
Net investment income (loss)	33,872,344		969,943		30,318,912		827,936
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,086,377		63,034		1,035,292		334,215
Change in net unrealized appreciation (depreciation) of:
Investments	29,494,099		96,605		16,309,552		(226,671)
Swaps	(2,816,967)		—		—		—
Net realized and unrealized gain (loss)	27,763,509		159,639		17,344,844		107,544
Net increase (decrease) in net assets applicable to common shares from operations	$61,635,853		$1,129,582		$47,663,756		$935,480
See accompanying notes to financial statements.

Nuveen	55

Statement of
Changes in Net Assets

	New Jersey		New Jersey
	Dividend Advantage (NXJ)		Municipal Value (NJV)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/16	4/30/15	4/30/16	4/30/15
Operations
Net investment income (loss)	$33,872,344	$17,283,663	$969,943	$963,306
Net realized gain (loss) from investments	1,086,377	2,172,472	63,034	672,509
Change in net unrealized appreciation (depreciation) of:
Investments	29,494,099	(2,921,115)	96,605	(6,417)
Swaps	(2,816,967)	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	61,635,853	16,535,020	1,129,582	1,629,398
Distributions to Common Shareholders
From net investment income	(34,887,468)	(17,478,928)	(938,856)	(981,771)
From accumulated net realized gains	(344,985)	—	(323,803)	(276,526)
Decrease in net assets applicable to common shares from distributions to common shareholders	(35,232,453)	(17,478,928)	(1,262,659)	(1,258,297)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	570,950,389	—	—
Cost of shares repurchased and retired	(6,101,727)	(1,517,510)	—	(213,171)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(6,101,727)	569,432,879	—	(213,171)
Net increase (decrease) in net assets applicable to common shares	20,301,673	568,488,971	(133,077)	157,930
Net assets applicable to common shares at the beginning of period	668,669,590	100,180,619	25,430,049	25,272,119
Net assets applicable to common shares at the end of period	$688,971,263	$668,669,590	$25,296,972	$25,430,049
Undistributed (Over-distribution of) net investment income at the end of period	$1,655,681	$2,444,690	$109,501	$80,634
See accompanying notes to financial statements.

56	Nuveen

	Pennsylvania Investment		Pennsylvania Municipal
	Quality (NQP)		Value (NPN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/16	4/30/15	4/30/16	4/30/15
Operations
Net investment income (loss)	$30,318,912	$30,831,662	$827,936	$815,704
Net realized gain (loss) from investments	1,035,292	(451,244)	334,215	18,377
Change in net unrealized appreciation (depreciation) of:
Investments	16,309,552	19,639,321	(226,671)	486,645
Swaps	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	47,663,756	50,019,739	935,480	1,320,726
Distributions to Common Shareholders
From net investment income	(31,373,686)	(31,976,724)	(769,533)	(769,411)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(31,373,686)	(31,976,724)	(769,533)	(769,411)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	—	—
Cost of shares repurchased and retired	(1,589,406)	(61,628)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,589,406)	(61,628)	—	—
Net increase (decrease) in net assets applicable to common shares	14,700,664	17,981,387	165,947	551,315
Net assets applicable to common shares at the beginning of period	592,539,582	574,558,195	19,952,129	19,400,814
Net assets applicable to common shares at the end of period	$607,240,246	$592,539,582	$20,118,076	$19,952,129
Undistributed (Over-distribution of) net investment income at the end of period	$(412,865)	$690,405	$210,729	$153,803
See accompanying notes to financial statements.

Nuveen	57

Statement of
	Cash Flows	Year Ended April 30, 2016

	New Jersey	Pennsylvania
	Dividend	Investment
	Advantage	Quality
	(NXJ )	(NQP )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$61,635,853	$47,663,756
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(138,750,843)	(142,831,164)
Proceeds from sales and maturities of investments	137,927,576	150,168,102
Taxes paid	(3,278)	(1,428)
Amortization (Accretion) of premiums and discounts, net	791,816	1,141,646
Amortization of deferred offering costs	128,134	283,173
(Increase) Decrease in:
Receivable for dividends	4,686	—
Receivable for interest	(403,144)	335,900
Receivable for investments sold	7,662,896	(7,582,305)
Other assets	(18,053)	(15,392)
Increase (Decrease) in:
Payable for interest	—	(38,335)
Payable for investments purchased	396,086	(2,021,277)
Accrued management fees	2,413	1,770
Accrued professional fees	(51,844)	(43,353)
Accrued Trustees fees	(5,943)	(6,353)
Accrued other expenses	(34,317)	(115,235)
Net realized (gain) loss from investments	(1,086,377)	(1,035,292)
Change in net unrealized (appreciation) depreciation of:
Investments	(29,494,099)	(16,309,552)
Swaps	2,816,967	—
Net cash provided by (used in) operating activities	41,518,529	29,594,661
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	—	2,871,672
Payable for offering costs	(102,456)	(208,858)
Cash distributions paid to common shareholders	(35,264,333)	(31,420,645)
Cost of common shares repurchased and retired	(6,101,727)	(1,589,406)
Net cash provided by (used in) financing activities	(41,468,516)	(30,347,237)
Net Increase (Decrease) in Cash	50,013	(752,576)
Cash at the beginning of period	306,143	752,576
Cash at the end of period	$356,156	$—

	New Jersey		Pennsylvania
	Dividend		Investment
	Advantage		Quality
Supplemental Disclosure of Cash Flow Information	(NXJ	)	(NQP	)
Cash paid for interest (excluding amortization of offering costs)	$481,203		$1,002,662
See accompanying notes to financial statements.

58	Nuveen

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Nuveen	59

Financial
Highlights
Selected data for a common share outstanding throughout each period:

						Less Distributions to
		Investment Operations				Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2016	$15.53	$0.79		$0.66	$1.45	$(0.82)	$(0.01)	$(0.83)	$0.03		$16.18	$14.66
2015	15.28	0.67		0.34	1.01	(0.77)	—	(0.77)	0.01		15.53	13.58
2014	16.12	0.71		(0.87)	(0.16)	(0.68)	—	(0.68)	—	*	15.28	13.64
2013	15.31	0.63		0.93	1.56	(0.75)	—	(0.75)	—		16.12	14.94
2012	13.61	0.71		1.83	2.54	(0.83)	(0.01)	(0.84)	—		15.31	14.92

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2016	16.41	0.62		0.11	0.73	(0.61)	(0.21)	(0.82)	—		16.32	15.16
2015	16.15	0.62		0.43	1.05	(0.63)	(0.18)	(0.81)	0.02		16.41	14.75
2014	16.98	0.65		(0.66)	(0.01)	(0.63)	(0.19)	(0.82)	—		16.15	14.48
2013	16.62	0.67		0.61	1.28	(0.67)	(0.25)	(0.92)	—		16.98	16.02
2012	14.72	0.75		1.91	2.66	(0.76)	—	(0.76)	—		16.62	16.34

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

60	Nuveen

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	Income (Loss	)	Rate	(d)

9.85%	14.79%	$688,971	1.56%		5.12%		14%
6.77	5.35	668,670	1.71		4.64		14
(0.71)	(3.78)	100,181	2.07		4.83		6
10.29	5.04	105,892	2.37		3.91		17
19.09	25.08	100,578	2.52		4.82		15

4.57	8.70	25,297	0.89		3.87		8
6.68	7.62	25,430	0.87		3.75		13
0.25	(4.18)	25,272	0.88		4.12		12
7.86	3.58	26,574	0.83		3.95		7
18.43	24.34	25,957	0.85		4.76		20

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2016	0.57%
2015	0.60
2014	0.98
2013	1.27
2012	1.41

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2016	0.04%
2015	0.04
2014	0.04
2013	0.04
2012	0.04

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Nuveen	61

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2016	$15.64	$0.80	$0.46	$1.26	$(0.83)	$—	$(0.83)	$0.01		$16.08	$14.91
2015	15.17	0.81	0.50	1.31	(0.84)	—	(0.84)	—	*	15.64	13.87
2014	16.21	0.74	(0.93)	(0.19)	(0.85)	—	(0.85)	—	*	15.17	13.76
2013	15.78	0.80	0.54	1.34	(0.91)	—	(0.91)	—		16.21	15.24
2012	14.11	0.90	1.70	2.60	(0.93)	—	(0.93)	—		15.78	15.67

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2016	16.36	0.68	0.09	0.77	(0.63)	—	(0.63)	—		16.50	16.45
2015	15.91	0.67	0.41	1.08	(0.63)	—	(0.63)	—		16.36	15.57
2014	16.48	0.67	(0.56)	0.11	(0.64)	(0.04)	(0.68)	—		15.91	14.45
2013	16.36	0.68	0.38	1.06	(0.64)	(0.30)	(0.94)	—		16.48	15.86
2012	14.79	0.72	1.58	2.30	(0.71)	(0.02)	(0.73)	—		16.36	15.38

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

62	Nuveen

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	Income (Loss	)	Rate	(d)

8.46%	14.21%	$607,240	1.51%		5.13%		16%
8.79	7.09	592,540	1.60		5.21		9
(0.69)	(3.65)	574,558	1.87		5.33		8
8.50	2.97	261,195	1.80		4.98		17
18.88	27.48	253,937	1.63		6.00		18

4.82	10.09	20,118	0.85		4.17		14
6.87	12.30	19,952	0.85		4.11		5
0.80	(4.45)	19,401	0.85		4.28		6
6.58	9.39	20,089	0.81		4.11		7
15.89	15.68	19,948	0.86		4.60		11

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2016	0.56%
2015	0.60
2014	0.68
2013	0.72
2012	0.61

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2016	—%
2015	—
2014	—
2013	—
2012	—

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Nuveen	63

Financial Highlights (continued)

	MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP, VMTP and VRDP Shares at the End of Period
							Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2016	$—	$—	$—	$—	$313,900	$319,488	$—
2015	—	—	—	—	313,900	313,020	—
2014	—	—	—	—	45,000	322,624	—
2013	44,861	33.60	—	—	—	—	—
2012	44,861	32.42	—	—	—	—	—

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2016	—	—	48,000	328,716	217,500	328,716	3.29
2015	—	—	48,000	323,179	217,500	323,179	3.23
2014	47,740	31.66	—	—	217,500	316,618	3.17
2013	—	—	—	—	112,500	332,174	—
2012	—	—	—	—	112,500	325,722	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2015		2014		2013	2012
New Jersey Dividend Advantage (NXJ)
Series 2014 (NXJ PRCCL)
Ending Market Value per Share	$—		$—		$10.02	$10.08
Average Market Value per Share	—		10.03	^	10.09	10.07
Series 2015 (NXJ PRCCL)
Ending Market Value per Share	—
Average Market Value per Share	10.01	^^

Pennsylvania Dividend Advantage (NQP)
Series 2015 (NQP PRCCL)
Ending Market Value per Share	—		10.05
Average Market Value per Share	10.01	ΩΩ	10.03	Ω
Series 2015 (NQP PRDCL)
Ending Market Value per Share	—		10.04
Average Market Value per Share	10.02	ΩΩ	10.03	Ω

^	For the period May 1, 2013 through September 9, 2013.
^^	For the period November 10, 2014 (effective date of the reorganizations) through February 9, 2015.
Ω	For the period February 11, 2014 (effective date of the reorganizations) through April 30, 2014.
ΩΩ	For the period May 1, 2014 through May 30, 2014.
See accompanying notes to financial statements.

64	Nuveen

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") or NYSE MKT symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) ("New Jersey Dividend Advantage (NXJ)")
•	Nuveen New Jersey Municipal Value Fund (NJV) ("New Jersey Municipal Value (NJV)")
•	Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) ("Pennsylvania Investment Quality (NQP)")
•	Nuveen Pennsylvania Municipal Value Fund (NPN) ("Pennsylvania Municipal Value (NPN)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Common shares of New Jersey Dividend Advantage (NXJ) and Pennsylvania Investment Quality (NQP) are traded on the NYSE while common shares of New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) are traded on the NYSE MKT. New Jersey Dividend Advantage (NXJ), New Jersey Municipal Value (NJV), Pennsylvania Investment Quality (NQP) and Pennsylvania Municipal Value (NPN) were organized as Massachusetts business trusts on June 1, 1999, January 26, 2009, December 20, 1990 and January 26, 2009, respectively.
The end of the reporting period for the Funds is April 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended April 30, 2016 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	New Jersey		New Jersey
	Dividend		Municipal
	Advantage		Value
	(NXJ	)	(NJV	)
Outstanding when-issued/delayed delivery purchase commitments	$8,014,785		$1,008,623

Nuveen	65

Notes to Financial Statements (continued)
Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing

66	Nuveen

service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Prices of swap contracts are also provided by an independent pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

New Jersey Dividend Advantage (NXJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$999,371,195	$—	$999,371,195
Common Stocks	676,871	—	—	676,871
Investments in Derivatives:
Interest Rate Swaps**	—	(2,816,967)	—	(2,816,967)
Total	$676,871	$996,554,228	$—	$997,231,099

New Jersey Municipal Value (NJV)
Long-Term Investments*:
Municipal Bonds	$—	$26,931,953	$—	$26,931,953
Common Stocks	520,628	—	—	520,628
Total	$520,628	$26,931,953	$—	$27,452,581

Pennsylvania Investment Quality (NQP)
Long-Term Investments*:
Municipal Bonds	$—	$883,890,751	$—	$883,890,751
Pennsylvania Municipal Value (NPN)
Long-Term Investments*:
Municipal Bonds	$—	$19,758,982	$—	$19,758,982

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen	67

Notes to Financial Statements (continued)
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters") in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the

68	Nuveen

Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
Floating Rate Obligations Outstanding	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Floating rate obligations: self-deposited Inverse Floaters	$—		$1,500,000		$29,070,000		$—
Floating rate obligations: externally-deposited Inverse Floaters	101,200,000		1,025,000		46,030,000		540,000
Total	$101,200,000		$2,525,000		$75,100,000		$540,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
Self-Deposited Inverse Floaters	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Average floating rate obligations outstanding	$—		$1,500,000		$29,070,000		$—
Average annual interest rate and fees	—%		0.69%		0.39%		—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
Floating Rate Obligations — Recourse Trusts	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—		$1,500,000		$8,970,000		$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	92,535,000		1,025,000		11,955,000		400,000
Total	$92,535,000		$2,525,000		$20,925,000		$400,000

Nuveen	69

Notes to Financial Statements (continued)
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the "effective date").
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. For an over-the-counter ("OTC") swap that is not cleared through a clearing house ("OTC Uncleared"), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)."
Upon the execution of an OTC swap cleared through a clearing house ("OTC Cleared"), the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day's "mark-to-market" of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund's account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps" on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities.
During the current fiscal period, New Jersey Dividend Advantage (NXJ) invested in forward interest rate swap contracts to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund's benchmark.

70	Nuveen

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	New Jersey
	Dividend
	Advantage
	(NXJ	)
Average notional amount of interest rate swap contracts outstanding*	$35,100,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all swap contracts held by the Funds, as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
New Jersey Dividend Advantage (NXJ)
Interest rate	Swaps (OTC)	—	$—	Unrealized depreciation on	$(2,816,967)
				interest rate swaps
The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

								Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps	*	Gross Unrealized (Depreciation) on Interest Rate Swaps	*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Financial Instruments	**	Collateral Pledged to (from) Counterparty	Net Exposure
New Jersey Dividend	JPMorgan Chase	$—		$(2,816,967)		$—	$(2,816,967)	$166,620		$2,650,347	$—
Advantage (NXJ)	Bank, N.A.

*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.
**	Represents inverse floating rate securities available for offset.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

	Underlying	Derivative	Net Realized Gain (Loss) from	Change in Net Unrealized Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
New Jersey Dividend Advantage (NXJ)	Interest rate	Swaps	$—	$(2,816,967)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen	71

Notes to Financial Statements (continued)
4. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds' current and prior fiscal period were as follows:

	New Jersey		New Jersey
	Dividend Advantage (NXJ)		Municipal Value (NJV)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/16	4/30/15	4/30/16	4/30/15
Common shares:
Issued in the reorganizations	—	36,615,391	—	—
Repurchased and retired	(473,600)	(112,500)	—	(15,000)
Weighted average common share:
Price per share repurchased and retired	$12.86	$13.47	$—	$14.19
Discount per share repurchased and retired	15.38%	13.85%	—%	14.25%

	Pennsylvania		Pennsylvania
	Investment Quality (NQP)		Municipal Value (NPN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/16	4/30/15	4/30/16	4/30/15
Common shares repurchased and retired	(121,000)	(4,500)	—	—
Weighted average common share:
Price per share repurchased and retired	$13.12	$13.68	$—	$—
Discount per share repurchased and retired	15.08%	13.83%	—%	—%
Preferred Shares
Variable Rate MuniFund Term Preferred Shares

The following Fund has issued and outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for the Fund was as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
Pennsylvania Investment Quality (NQP)	2017	480	$48,000,000
The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund's VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
Pennsylvania Investment Quality (NQP)	2017	June 1, 2017	May 31, 2015
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	Pennsylvania
	Investment
	Quality
	(NQP	)
Average liquidation preference of VMTP Shares outstanding	$48,000,000
Annualized dividend rate	1.00%
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed

72	Nuveen

"spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred in connection with the Fund's offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Funds' VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
New Jersey Dividend Advantage (NXJ)	1	810	$81,000,000	August 3, 2043
	2	1,443	$144,300,000	April 1, 2043
	3	886	$88,600,000	April 1, 2043
Pennsylvania Investment Quality (NQP)	2	1,125	$112,500,000	December 1, 2042
	3	1,050	$105,000,000	December 1, 2042
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	New Jersey		Pennsylvania
	Dividend		Investment
	Advantage		Quality
	(NXJ	)	(NQP	)
Average liquidation preference of VRDP Shares outstanding	$313,900,000		$217,500,000
Annualized dividend rate	0.15%		0.17%
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.

Nuveen	73

Notes to Financial Statements (continued)
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	April 30, 2015
		NYSE
	Series	Ticker	Shares	Amount
New Jersey Dividend Advantage (NXJ)
MTP Shares issued in connection with the reorganization	2015	NXJ PRCCL	3,505,000	$35,050,000
MTP Shares redeemed	2015	NXJ PRCCL	(3,505,000)	(35,050,000)
Pennsylvania Investment Quality (NQP)
MTP Shares redeemed:	2015	NQP PRCCL	(2,319,000)	$(23,190,000)
	2015	NQP PRDCL	(2,455,000)	(24,550,000)
Total			(4,774,000)	$(47,740,000)
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	April 30, 2015
	Series	Shares	Amount
Pennsylvania Investment Quality (NQP)
VMTP Shares issued	2017	480	$48,000,000
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	April 30, 2015
	Series	Shares	Amount
New Jersey Dividend Advantage (NXJ)
VRDP Shares issued in connection with the reorganization:	2	1,443	$144,300,000
	3	886	88,600,000
VRDP Shares issued	1	360	36,000,000
Total		2,689	$268,900,000
5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Purchases	$138,750,843		$3,003,329		$142,831,164		$2,820,303
Sales and maturities	137,927,576		2,055,460		150,168,102		2,939,204
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

74	Nuveen

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of April 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Cost of Investments	$912,209,281		$22,870,201		$779,627,777		$17,462,619
Gross unrealized:
Appreciation	88,831,557		3,086,267		76,929,453		2,301,452
Depreciation	(992,772)		(3,887)		(1,736,487)		(5,089)
Net unrealized appreciation (depreciation) of investments	$87,838,785		$3,082,380		$75,192,966		$2,296,363
Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards, nondeductible offering costs and nondeductible reorganization expenses resulted in reclassifications among the Funds' components of common share net assets as of April330, 2016, the Funds' tax year end, as follows:

	New Jersey		New Jersey		Pennsylvania	Pennsylvania
	Dividend		Municipal		Investment	Municipal
	Advantage		Value		Quality	Value
	(NXJ	)	(NJV	)	(NQP )	(NPN	)
Paid-in-surplus	$(235,910)		$—		$(2,195,737)	$—
Undistributed (Over-distribution of) net investment income	226,115		(2,220)		(48,496)	(1,477)
Accumulated net realized gain (loss)	9,795		2,220		2,244,233	1,477
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2016, the Funds' tax year end, were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Undistributed net tax-exempt income[1]	$3,551,068		$93,327		$1,569,870		$87,262
Undistributed net ordinary income[2]	24,423		6,180		18,612		74,461
Undistributed net long-term capital gains	—		31,153		—		273,014

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2016, paid on May 2, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended April 30, 2016 and April 30, 2015, was designated for purposes of the dividends paid deduction as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
2016	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Distributions from net tax-exempt income[3]	$35,379,191		$914,520		$31,959,341		$760,876
Distributions from net ordinary income[2]	21,295		25,886		369,997		8,657
Distributions from net long-term capital gains[4]	345,375		323,803		—		—

Nuveen	75

Notes to Financial Statements (continued)

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
2015	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Distributions from net tax-exempt income	$15,305,648		$950,620		$33,000,772		$770,631
Distributions from net ordinary income[2]	8,616		35,031		7,576		—
Distributions from net long-term capital gains	—		276,526		—		—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2016, as Exempt Interest Dividends.
[4]
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2016.

As of April 30, 2016, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	New Jersey		Pennsylvania
	Dividend		Investment
	Advantage		Quality
	(NXJ	)[5]	(NQP	)
Expiration:
April 30, 2017	$—		$13,518
Not subject to expiration	3,885,212		1,187,800
Total	$3,885,212		$1,201,318

[5]	A portion of New Jersey Dividend Advantage's (NXJ) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
During the Funds' tax year ended April 30, 2016, the following Funds utilized capital loss carryforwards as follows:

	New Jersey		Pennsylvania		Pennsylvania
	Dividend		Investment		Municipal
	Advantage		Quality		Value
	(NXJ	)	(NQP	)	(NPN	)
Utilized capital loss carryforwards	$1,105,345		$985,996		$61,084
As of April 30, 2016, the Funds' tax year end, $2,167,149, of Pennsylvania Investment Quality's (NQP) capital loss carryforward expired.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

New Jersey Dividend Advantage (NXJ)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

76	Nuveen

New Jersey Municipal Value (NJV)
Pennsylvania Municipal Value (NPN)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

Pennsylvania Investment Quality (NQP)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2016, the complex-level fee for each Fund was 0.1629%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled

Nuveen	77

Notes to Financial Statements (continued)
inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

	Pennsylvania		Pennsylvania
	Investment		Municipal
	Quality		Value
Inter-Fund Trades	(NQP	)	(NPN	)
Purchases	$360,611		$10,453
Sales	—		—
8. Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2015, (the only date utilized during the current fiscal period), the Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 1.68% on their respective outstanding balance.

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Outstanding balance at December 31, 2015	$7,112,240		$467,186		$6,039,683		$61,528
Committed Line of Credit
During the current fiscal period, the Funds, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9. Subsequent Events
Management Fees
Effective August 1, 2016, the annual fund-level fee for each Fund, payable monthly, will be calculated according to the following schedule:

	New Jersey Dividend Advantage (NXJ)	New Jersey Municipal Value (NJV)
	Pennsylvania Investment Quality (NQP)	Pennsylvania Municipal Value (NPN)
Average Daily Managed Assets*	Fund-Level Fee	Fund-Level Fee
For the first $125 million	0.4500%	0.4000%
For the next $125 million	0.4375	0.3875
For the next $250 million	0.4250	0.3750
For the next $500 million	0.4125	0.3625
For the next $1 billion	0.4000	0.3500
For the next $3 billion	0.3750	0.3250
For managed assets over $5 billion	0.3625	0.3125

78	Nuveen

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Mongo Cook **	Jack B. Evans	William C. Hunter	Albin F. Moschner***	David J. Kundert
John K. Nelson	William J. Schneider	Thomas S. Schreier, Jr.****	Judith M. Stockdale	Carole E. Stone	Terence J. Toth
Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.
****	Interested Board Member and retired from the Funds' Board of Directors/Trustees effective May 31, 2016.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company,	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street,		Chicago, IL 60601	& Trust Company
	Boston, MA 02111			Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXJ	NJV	NQP	NPN
Common shares repurchased	473,600	—	121,000	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline (800) 289-9999 or by visiting www.FINRA.org.

Nuveen	79

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper New Jersey Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

80	Nuveen

■
Lipper Pennsylvania Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen	81

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

82	Nuveen

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
184

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
184

Nuveen	83

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	ALBIN F. MOSCHNER(2) 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
184

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
184

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
184

84	Nuveen

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
184

Interested Board Members:

■	WILLIAM ADAMS IV(3) 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	184

■	MARGO L. COOK(2)(3) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	184

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
185

Nuveen	85

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	83

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	185

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	185

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	185

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	83

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	185

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	2007
Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
					185

86	Nuveen

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen	87

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com
EAN-A-0416D 16843-INV-Y-06/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Pennsylvania Municipal Value Fund

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
April 30, 2016	$21,200	$0	$0	$7

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

April 30, 2015	$20,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
April 30, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
April 30, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
April 30, 2016	$ 7	$ 0	$ 0	$ 7
April 30, 2015	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	14	$26.08 billion
	Other Pooled Investment Vehicles	1	$53 million
	Other Accounts	2	$54 million
*	Assets are as of April 30, 2016. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance.  In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NPN AS OF APRIL 30, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Paul Brennan	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Municipal Value Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: July 7, 2016